                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           BEVERLY ENTERPRISES, INC.

                            ONE THOUSAND BEVERLY WAY
                           FORT SMITH, ARKANSAS 72919
                                 (501) 201-2000

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

TIME.......................  10:00 a.m., local time, on Thursday, May 24, 2001

PLACE......................  Holiday Inn
                             700 Rogers Avenue
                             Fort Smith, Arkansas

ITEMS OF BUSINESS..........  (1) Elect eight members of the Board of Directors

                             (2) Approve Ernst & Young LLP as our independent
                                 auditors for 2001

                             (3) Amend the 1997 Long-Term Incentive Plan

                             (4) Amend the Non-Employee Directors Stock Option
                                 Plan

                             (5) Transact any other business properly before the
                                 Annual Meeting and adjournment

RECORD DATE................  If you were a stockholder on March 31, 2001, you are entitled to vote.

ANNUAL REPORT..............  Our 2000 Annual Report, which is not part of the proxy soliciting material, is enclosed.

PROXY VOTING...............  It is important that your shares of stock be represented and voted at the meeting. Please MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

                             Any proxy may be revoked at any time prior to its exercise at the meeting.

                               DOUGLAS J. BABB
April 10, 2001                        Secretary

TABLE OF CONTENTS                                             PAGE
-------------------------------------------------------------------
NOTICE OF ANNUAL MEETING....................................  COVER
ANSWERS TO TWENTY FREQUENTLY ASKED QUESTIONS................      1
PROPOSALS YOU MAY VOTE ON...................................      5
     ITEM 1 -- ELECTION OF DIRECTORS........................      5
     ITEM 2 -- APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG
               LLP AS INDEPENDENT AUDITORS..................      5
     ITEM 3 -- AMEND THE 1997 LONG-TERM INCENTIVE PLAN......      5
     ITEM 4 -- AMEND THE NON-EMPLOYEE DIRECTORS STOCK OPTION
               PLAN.........................................      9
NOMINEES FOR THE BOARD OF DIRECTORS.........................     11
BOARD OF DIRECTORS -- COMMITTEES DURING 2000................     12
BOARD OF DIRECTORS -- COMPENSATION..........................     13
     How was the Board compensated in 2000?.................     13
     What are the non-employee director stock-based
      programs?.............................................     13
     Changes in Board compensation..........................     13
     How much Beverly stock does the Board own?.............     14
SECURITY OWNERSHIP OF MANAGEMENT............................     14
AUDIT AND COMPLIANCE COMMITTEE REPORT.......................     15
COMPENSATION COMMITTEE REPORT ON 2000 EXECUTIVE
  COMPENSATION..............................................     16
     Compensation Practices.................................     16
     Base Salary............................................     16
     Annual Incentive Compensation..........................     16
     Long-Term Incentive Compensation.......................     17
     Replacement of Certain Stock Option Grants with
      Restricted Stock......................................     17
     Retirement Benefits....................................     17
     Response to Tax Laws Limiting Deductions for
      Compensation..........................................     18
EXECUTIVE COMPENSATION......................................     19
     Summary Compensation Table.............................     19
     Options/SAR Grants in 2000.............................     21
     2000 Fiscal Year-End Option/SAR Values.................     21
PERFORMANCE GRAPH...........................................     22
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE
  IN CONTROL AGREEMENTS.....................................     23
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
  OF 1934...................................................     24
CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS.............     24
OTHER MATTERS...............................................     24
AUDIT AND COMPLIANCE COMMITTEE CHARTER......................    A-1
AMENDED AND RESTATED 1997 LONG-TERM INCENTIVE PLAN..........    B-1
AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS STOCK OPTION
  PLAN......................................................    C-1

                              PROXY STATEMENT FOR
                           BEVERLY ENTERPRISES, INC.
                        2001 ANNUAL STOCKHOLDERS MEETING

                  ANSWERS TO TWENTY FREQUENTLY ASKED QUESTIONS

 1.     Q.       WHY AM I RECEIVING THESE PROXY MATERIALS?

        A. Beverly's Board is asking for the right to vote your shares as your proxy or agent at the Annual Meeting. Acting as your proxy, the Proxy Committee, appointed by the Board, will vote your shares as you instruct on your proxy card. This proxy statement includes a discussion about the issues to be voted on. Each share you own is entitled to one vote on each matter considered at the Annual Meeting.

 2.     Q.       WHAT MAY I VOTE ON?

        A.       (1) The election of directors.
                 (2) The appointment of our independent auditors for 2001.
                 (3) The amendment to the 1997 Long-Term Incentive Plan.
                 (4) The amendment to the Non-Employee Directors Stock Option
                     Plan.

 3.     Q.       WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

        A.       Election of Directors
                 - The eight nominees who receive the most votes will be
                   elected.
                 - If you don't vote or indicate "withhold authority" for a particular nominee on your proxy card, your shares will not count either "for" or "against" the nominee.
                   Appointment of independent auditors
                   Amendment to the 1997 Long-Term Incentive Plan
                   Amendment to the Non-Employee Directors Stock Option Plan
                 - The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual
                   Meeting is required to approve the appointment of the independent auditors for 2001 and approve the amendments to the 1997 Long-Term Incentive Plan and the Non-Employee
                   Directors Stock Option Plan.
                 - If you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

 4.     Q.       HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

        A. The Board recommends a vote FOR each of the nominees, FOR appointment of Ernst & Young LLP as independent auditors for 2001, FOR the amendment to the 1997 Long-Term Incentive
                 Plan, and FOR the amendment to the Non-Employee Directors
                 Stock Option Plan.

 5.     Q.       WHO IS ENTITLED TO VOTE?

        A.       Stockholders as of the close of business on March 31, 2001
                 (the Record Date) are entitled to vote. As required by Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting on May 24, 2001, and for 10 days prior to the meeting, during normal business hours at Beverly's corporate office, One
                 Thousand Beverly Way, Fort Smith, Arkansas.

 6.        Q.         DOES HOLDING MY STOCK IN A BROKERAGE ACCOUNT AFFECT MY ENTITLEMENT TO VOTE?

           A.         If your shares are held in a brokerage account, your broker or a custodian is shown on our books as the stockholder and the person entitled to vote the shares. Under the rules of the New York Stock
                      Exchange, your broker is required to seek instructions from you on how to vote the shares of your stock. You received this proxy statement and the Company's annual report along with the request for instructions on how to vote from your broker, who we supplied and paid to distribute this information.

 7.        Q.         WHAT HAPPENS IF I DON'T INSTRUCT MY BROKER HOW TO VOTE?

           A.         Under the current rules of the New York Stock Exchange, your broker can vote your shares without your instructions on each of the proposals.

 8.        Q.         WHAT HAPPENS IF I DO NOT VOTE THE SHARES REGISTERED IN MY NAME?

           A.         If your shares are held by you in a registered account maintained by the transfer agent, The Bank of
                      New York, your shares will not be voted or considered in the determination of a quorum.
                      There is a risk to your account if you do not vote your shares. The risk relates to the abandoned property law. This is a law that has been adopted by all states. It provides for the state to take possession of property abandoned by its owner. This law presumes that, where there is a lack of communication between you and the transfer agent for a specified period of time, you have abandoned the account. Once this presumption arises, the transfer agent is required to attempt to contact you but if the attempt is unsuccessful, it must transfer the stock in your account to the state of your last known address, as shown on the records of the transfer agent. If the shares in your account are transferred to the state, the certificate you are holding is canceled and you are no longer a stockholder. The only way to have your stock ownership reinstated is to contact the state holding your stock.
                      To avoid these consequences, make sure you contact the transfer agent with any change of address so that you will be assured of receiving communication from us and the transfer agent. Signing and returning the enclosed proxy card is a way to make sure communication is established.

 9.        Q.         WHAT IS A "QUORUM"?

           A.         A "quorum" is a majority of the issued and outstanding shares. As of March 31, 2001 (the Record
                      Date) there were 103,697,688 shares of Beverly stock issued and outstanding. There must be at least
                      51,848,845 shares present or represented by proxy at the Annual Meeting for it to be held. If you vote by proxy card, your shares will be considered part of the quorum.

10.        Q.         HOW DO I VOTE?

           A.         Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted by the Proxy Committee, consisting of Douglas J. Babb, and William R. Floyd, FOR all proposals.

11.        Q.         MAY I REVOKE MY PROXY?

           A.         If you give a proxy, you can revoke it at any time before your shares are voted. You can revoke in any one of three ways:
                      - submit a valid, later-dated proxy card,
                      - notify Beverly's secretary, in writing, before the Annual Meeting that you have revoked your proxy, or
                      - vote in person at the Annual Meeting.

12.     Q.       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

        A. If your shares are registered differently and are in more than one account, you will receive more than one proxy card.
                 Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).
                 You can accomplish this by contacting our transfer agent, The Bank of New York, 101 Barclay Street, New York, NY
                 10286.
                 Consolidating accounts is also helpful in avoiding the abandoned property problem discussed in Question and Answer
                 8.

13.     Q.       WHO WILL COUNT THE VOTES?

        A. Representatives of The Bank of New York, acting as independent tabulator, will count the votes. John W.
                 MacKenzie, an officer of the Company, will act as the inspector of elections.

14.     Q.       HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

        A. Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this proxy statement, if any other business is presented, your signed proxy card gives authority to the Proxy
                 Committee to vote on such matters at their discretion.

15.     Q.       HOW DO I VOTE IF I PARTICIPATE IN THE EMPLOYEE STOCK
                 PURCHASE PLAN?

        A. Merrill Lynch, as administrator of the plan, is the record holder of the shares. Merrill Lynch will seek instructions from you on how to vote.

16.     Q.       WHO CAN ATTEND THE ANNUAL MEETING?

        A. All stockholders of record on March 31, 2001 can attend. If your stock is held through a broker and you would like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker) to the Annual Meeting.

17.     Q.       WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

        A. Beneficial owners of Beverly stock in excess of 5% of the outstanding shares as of December 31, 2000 are required to file reports showing the number of shares owned on December
                 31 with the Securities and Exchange Commission (the
                 "Commission") and send a copy to the Company. Based solely on those reports, the stockholders beneficially owning 5% or more of the outstanding shares are:
                 - ICM Asset Management
                   601 W. Main Ave., Suite 600
                   Spokane, WA 99201
                   7,462,553 shares or 7.19% as of December 31, 2000
                 - Heartland Advisors, Inc.
                   789 North Water Street
                   Milwaukee, WI 53202
                   7,441,800 shares or 7.17% as of December 31, 2000
                 - Merrill Lynch & Co., Inc.
                   (on behalf of Merrill Lynch Investment Managers)
                   250 Vesey Street
                   New York, NY 10381
                   7,202,739 shares or 6.94% as of December 31, 2000
                 - Dimensional Fund Advisors, Inc.
                   1299 Ocean Avenue, 11th Floor
                   Santa Monica, CA 90401
                   7,034,845 shares or 6.78% as of December 31, 2000

                 - Wellington Management Company, LLP
                   75 State Street
                   Boston, MA 02109
                   6,630,000 shares or 6.39% as of December 31, 2000

18.     Q.       WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL
                 MEETING DUE?

        A. All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing for receipt by December 11, 2001. They should be sent to the CORPORATE SECRETARY, BEVERLY ENTERPRISES, INC., ONE THOUSAND
                 BEVERLY WAY, FORT SMITH, AR 72919.
                 Additionally, Beverly's advance notice by-law provision requires that any stockholder proposal to be presented from the floor of the 2002 annual meeting be received by the Corporate Secretary seventy-five (75) days before the meeting. It is currently expected that the 2002 annual meeting will be held on May 23, 2002. If this date is set by the Board, stockholder proposals to be presented will be due by March 9, 2002. Proposals may be presented from the floor only after a determination has been made that it is a proper matter for consideration.

19.     Q.       CAN A STOCKHOLDER NOMINATE SOMEONE TO BE A DIRECTOR?

        A. As a stockholder, you may recommend any person as a nominee for director by writing to the Chairman of the Nominating
                 Committee of the Board, c/o the Corporate Secretary at the address above. The recommendations must be accompanied by the following information:
                 - name and address of the nominating stockholder
                 - a representation that the nominating stockholder is a
                   record holder
                 - a representation that the nominating stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified
                 - information regarding each nominee which would be required to be included in a proxy statement
                 - a description of any arrangements or understandings
                   between the nominating stockholder and the nominee
                 - the consent of each nominee to serve as a director, if
                   elected

20.     Q.       HOW MUCH DID THIS PROXY SOLICITATION COST?

        A. Georgeson & Company was hired to assist in the distribution of proxy materials and solicitation of votes for $8,500 plus out-of-pocket expenses. We also reimburse brokerage houses for out-of-pocket costs. A few Company officers and employees may also participate in the solicitation, without additional compensation.

                           PROPOSALS YOU MAY VOTE ON

1. ELECTION OF DIRECTORS

     There are eight current directors as nominees for re-election. Detailed information on each nominee is provided on page 11. All directors are elected annually and serve a one-year term until the next annual meeting and until their successor is elected and qualified. Except as otherwise specified on your proxy card, proxies will be voted for election of all nominees.

     If a nominee becomes unable to stand for re-election, the Board may reduce the number of directors or designate a substitute which it believes will carry on our present policies. If a substitute is designated, proxies voted for the original nominee will be cast for the substitute.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THESE DIRECTORS.

2. APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

     The Audit and Compliance Committee and the Board have approved, subject to your approval, the appointment of Ernst & Young LLP as our independent auditors for 2001. Ernst & Young LLP has been our auditors since 1965. They have unrestricted access to the Audit and Compliance Committee to discuss audit findings and other financial matters. Representatives of Ernst & Young LLP will attend the Annual Meeting to answer appropriate questions. They may also make a statement.

     Fees billed by Ernst & Young LLP for 2000 were: annual audit -- $881,010, and all other non-audit services -- $1,635,329 which included fees for audit related services of -- $936,226.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF ERNST & YOUNG LLP'S APPOINTMENT AS INDEPENDENT AUDITORS FOR 2001.

3. AMEND THE 1997 LONG-TERM INCENTIVE PLAN

     The Board of Directors recommends that stockholders approve an amendment to Beverly's Amended and Restated 1997 Long-Term Incentive Plan to provide for an increase in the number of shares of Beverly common stock reserved for issuance under the Plan by 5,000,000, to increase the number of shares that may be issued as restricted stock, restricted stock units, performance shares, performance units, bonus stock or other stock unit awards by 2,500,000 shares, and increase the number of shares that can be issued with respect to the exercise of incentive stock options by 2,500,000 shares. A copy of the Plan, as proposed to be amended, is included herein as Appendix B, starting at page B-1.

     The 1997 Plan plays an important role in Beverly's efforts to attract and retain key employees, and to align the interests of employees with those of stockholders through increased employee ownership of Beverly. The shares of Beverly common stock originally reserved for issuance under the Plan in 1997 are expected to be fully utilized by early 2002. In order to continue to provide the appropriate equity incentives to employees in the future, the Compensation Committee and the Board of Directors have approved, subject to stockholder approval, an increase in the number of reserved shares, including a proportional increase in the number of shares that may be issued as restricted stock, restricted stock units, performance shares, performance units, bonus stock or other stock unit awards (the "grant shares"), and shares subject to incentive stock options.

     The amendment to the Plan to increase the number of shares reserved (including the increase for grant shares and shares in connection with incentive stock options) must be approved by the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting. In the event stockholder approval is not obtained, Beverly will not increase the number of shares reserved for issuance under the Plan, but awards may continue to be made under the terms of the Plan as currently in effect.

     The purposes of the Plan are to: attract and retain executive officers and other key employees essential to Beverly's success; motivate these employees using performance-related incentives linked to longer-range performance goals and the interest of our stockholders; and enabling such employees to share in Beverly's long-term growth and success. As discussed below, certain grants under the Plan are intended to satisfy specific performance-based compensation under Section 162(m) of the Internal Revenue Code. The following is a summary of the principal features of the Plan.

DESCRIPTION OF THE PLAN

     Administration of the Plan. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has been constituted to comply with the "non-employee director" requirements of Rule 16b-3 under the Securities Act of 1934 and the "outside director" requirements of the Internal Revenue Code.

     Subject to the restrictions set forth in the Plan, the Committee has the authority to determine the individuals to whom awards will be granted; the type, size and terms of the awards; and the terms and provisions of each agreement under the Plan. It has the ability to amend awards previously granted and determine the objectives and conditions for earning the awards. The Committee may establish, amend or waive rules and regulations for administration of the Plan.

     Eligible Participants. The Committee, in its sole discretion, will determine which key employees will participate in the Plan.

     Types of Awards. The Plan allows the Committee to grant awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, bonus stock and other stock unit awards. Stock options granted under the Plan may be either incentive stock options qualifying under
Section 422 of the Internal Revenue Code or nonqualified stock options.

     Awards under the Plan are not transferable, except by will or the laws of descent and distribution, by a qualified domestic relations order, and certain transfers to a participant's family members, trusts, corporations or partnerships consisting of such family members or other persons or entities approved by the Committee, subject to certain limitations.

     Share Limitations. The aggregate number of shares that may be delivered or purchased or used for the purposes under the Plan for all participants and all types of awards will be, upon the effectiveness of the proposed amendment, 15,000,000 shares of Beverly stock. This number includes shares previously issued or subject to prior awards under the Plan. Shares of Beverly stock issued under the Plan may be from either authorized but unissued shares or shares held as treasury stock. Any shares subject to award that for any reason expires, or is terminated unexercised or is settled in cash, will again be available for issuance under the Plan. The maximum number of shares that may be issued in connection with the exercise of an incentive stock option is 7,500,000 shares. The maximum number of shares that may be issued as grant shares is 7,500,000. A participant may be granted multiple awards under the Plan, but no more than 1,100,000 shares of Beverly stock may be subject to awards under the Plan in any one calendar year to any one individual. Additional limitations apply to the aggregate dollar value of shares granted under incentive stock options in order to comply with Section 422 of the Internal Revenue Code. In addition, the maximum award that may be granted to a participant subject to Section 162(m) of the Internal Revenue Code, as performance shares, bonus stock or other stock unit awards is the lesser of 100% of the participant's base salary as of the first day of the performance period or $1,000,000.

     In the event of any change in the outstanding shares of Beverly stock by reason of a stock split or stock dividend, recapitalization, merger, consolidation, reorganization, reclassification, any other distribution in respect to such shares or other similar corporate change, the Committee may make certain adjustments under the Plan, including adjustments in the number, kind and character of shares subject to existing and future awards, in the exercise, purchase or base price of an outstanding award, and in the maximum number of shares that can be awarded to all participants and any one participant.

STOCK OPTIONS

     Exercise Price. The Committee determines the exercise price of a stock option at the time the option is awarded. The exercise price may not be less than 100% of fair market value of Beverly stock on the date of grant. Upon exercise, the exercise price must be paid in cash or by the surrender, at fair market value on the date of exercise, of shares of Beverly stock, or by any combination of cash and shares. The Plan provides that Beverly may cooperate in broker-assisted exercises and if requested by the participant, withhold from the shares to be otherwise issued that number of shares needed to pay the exercise price.

     Term and Vesting of Options. Subject to earlier termination, as described below, an option granted under the Plan expires on the earlier of the date provided in the agreement with the participant or ten years after the date of grant. The Committee specifies at the time each option is granted, the time or times at which, and in what proportions, an option becomes vested and exercisable.

STOCK APPRECIATION RIGHTS

     Granting and Terms of Stock Appreciation Rights (SARs). SARs may be granted under the Plan on a free-standing basis, without regard to the grant of a stock option, or on a tandem basis, related to the grant of an underlying stock option. SARs will be granted on terms and conditions determined by the Committee at the date of grant, subject to the limitation that the exercise price can not be less than 100% of fair market value on the grant date. SARs entitle the participant to receive, at the time of exercise, a payment equal to the excess, if any, of the fair market value, on the date of exercise, over the exercise price. Payment may be made in cash, shares, or a combination thereof.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     Grant of Restricted Stock Units. The Committee may issue shares of Beverly stock or rights to acquire shares of Beverly stock to a participant, which are subject to restrictions and forfeiture prior to becoming freely transferable by the participant. The Committee may specify restrictions based on: (i) achievement of one or more of the business or financial performance goals of Beverly; absolute or relative increases in total stockholder return, revenues, sales, net income, earnings per share, return on equity, cash flow, operating margin or net worth of Beverly, any of its subsidiaries, divisions or areas;
(ii) service with Beverly; or (iii) any other further restrictions.

     Removal of Restrictions. Except where performance-based conditions or restrictions are placed on the grant, the minimum period of restriction is three years, which would permit the removal of restrictions on no more than one-third of the restricted stock or restricted stock units at the end of the first year following the grant date, and the removal of the restrictions on an additional one-third at the end of each subsequent year. If there are performance-based conditions or restrictions placed on the grant of restricted stock or restricted stock units, the period of restriction shall be no less than one year. Except in the event of death or disability of the participant or a change in control of Beverly, no restrictions may be removed during the first year following the grant date.

OTHER AWARDS

     In addition to stock options, SARs, restricted stock and restricted stock units, the Plan allows the Committee to grant performance units, performance stock, bonus stock and other stock unit awards. All of these other awards are subject to the minimum period of restriction and removal of restrictions limitations discussed above with regard to restricted stock and restricted stock units.

CHANGE IN CONTROL

     The Plan provides that the Committee is permitted to accelerate the payment or vesting and release any restrictions on any awards in the event of a change in control, as defined in the Plan.

AMENDMENT AND TERMINATION

     The Plan will expire on December 31, 2006, but all awards made prior to, and outstanding on such date, shall remain valid in accordance with their terms. The Committee or the Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided such amendment is made with stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, such as

Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code, or with any provisions of the Plan. Otherwise, the Plan and the rules adopted under the Plan may be amended by the Committee without further stockholder approval.

PLAN BENEFITS

     During 2000, options to purchase Beverly shares were granted to the named executive officers, as set forth in the table captioned "Option/SAR Grants in 2000" on page 21. Options were granted during 2000 to all executive officers as a group to purchase 1,117,000 shares of Beverly stock at an average weighted exercise price of $3.36 per share. In addition, options to purchase Beverly stock were granted to all other Beverly employees as a group to purchase 1,426,732 shares of Beverly stock at an average weighted exercise price of $3.29 per share.

     Also during 2000, shares of restricted stock were issued, in exchange for the cancellation of previously granted options. Shares of restricted stock were issued to the named executive officers as set forth in the section of the Compensation Committee Report captioned "Replacement of Certain Stock Option Grants With Restricted Stock," on page 17. Shares of restricted stock were issued during 2000 to all executive officers as a group in the amount of 1,144,340 shares of Beverly stock, in exchange for the cancellation of options to purchase 2,306,691 shares of Beverly stock. In addition, shares of restricted stock were issued to all other Beverly employees as a group in an amount of 1,309,492 shares of Beverly stock in exchange for cancellation of options to purchase 2,489,558 shares of Beverly stock.

     On March 30, 2001, the closing price on the New York Stock Exchange of Beverly stock was $8.00 per share.

FEDERAL INCOME TAX CONSEQUENCES

     The discussion which follows is a summary, based on current law, of some of the significant federal income tax considerations relating to awards under the Plan. These rules are highly technical and subject to change. The following discussion is limited to federal income and certain employment tax rules relevant to Beverly and participants who are citizens or residents of the United States. The discussion does not address state, local or foreign income tax rules or United States tax provisions such as estate and gift taxes. Participants are urged to consult their personal tax advisors.

     Stock Options. An optionee will not generally recognize taxable income upon the grant of an incentive stock option to purchase shares of Beverly stock and will not generally recognize income upon exercise of the option, provided the optionee is an employee of Beverly or one of its subsidiaries at all times from the grant date until three months prior to exercise. However, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of an optionee. If an optionee, who has exercised an incentive stock option, sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between
(a) the exercise price and the fair market value of the shares on the exercise date or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. Beverly will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

     An optionee will not generally recognize taxable income upon the grant of a nonqualified stock option to purchase Beverly shares. Upon exercise of the option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares over the exercise price. The tax basis of the shares in the hands of the optionee will equal the exercise price paid for the shares plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares for capital gains purposes will commence on the day the option is exercised. An optionee who sells any of the shares will recognize capital gain or loss measured by the difference between the tax basis of the shares and the amount realized on the sale. Beverly will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

     Other Awards. The current federal income tax consequences of other awards authorized under the Plan are generally in accordance with the following:

     - SARs are subject to ordinary compensation income tax at the time of exercise;

     - restricted stock and restricted stock units subject to a substantial risk of forfeiture results in ordinary compensation income recognition by the participant of the excess of the fair market value of the shares or units covered by the award over the purchase price, if any, paid only at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the grant date; and

     - performance shares, bonus stock and other stock unit awards are generally subject to ordinary income tax at the time of payment.

     In each of the foregoing cases, Beverly will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

     Section 162(m). Compensation of persons who are named executive officers is subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code. Beverly believes that the Plan and the grant of stock options, SARs and certain performance-based stock incentives granted thereunder will satisfy the applicable requirements of the performance-based exemption of Section 162(m) and therefore payments under the Plan attributable to the exercise of stock options and SARs will be exempt from the $1,000,000 deduction limit.

     YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 LONG-TERM INCENTIVE PLAN. If the stockholders do not approve the amendment of the 1997 Long-Term Incentive Plan, the amendment will not go into effect and the Board of Directors will consider whether to adopt some alternative arrangement based on its assessment of Beverly's needs.

4. AMEND THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Board of Directors recommends that stockholders approve an amendment to Beverly's Amended and Restated Non-Employee Directors Stock Option Plan to provide for an increase in the number of shares of Beverly common stock reserved for issuance under the Plan by 150,000 shares and to increase the number of shares for which an option is automatically granted to each eligible non-employee director on June 1 of each year to 11,000. A copy of the Plan, as proposed to be amended, is included herein as Appendix C.

     The purpose of the Plan is to build a proprietary interest among members of the Board of Directors, thereby securing for stockholders the benefits associated with stock ownership by those who oversee Beverly's future growth and success.

DESCRIPTION OF THE PLAN

     Eligible Participants. Each non-employee member of the Board of Directors is eligible to receive the automatic grants under the Plan. Eligibility as to future grants cease when the individual ceases to be a director or becomes an employee of Beverly or its subsidiaries.

     Administration of the Plan. The Board of Directors of Beverly administer the Plan and has full power to administer and interpret the Plan.

     Option Grants. Upon the effectiveness of the proposed amendment, each non-employee director will automatically be granted an option to purchase 11,000 shares of Beverly common stock on June 1 of each year beginning on June 1, 2001. All options under the Plan are granted at 100 percent of fair market value on the grant date. After effectiveness of the proposed amendment, if an individual first becomes a non-employee director after a grant date, he or she will be granted an option to purchase a pro rata number of shares equal to 11,000 multiplied by a fraction, the numerator of which shall be the number of full calendar months remaining from the date the individual first becomes a director until the next grant date, and the denominator of which is twelve (12).

     Vesting/Exercise of Options. Each option granted under the Plan becomes exercisable on the June 1 following its grant date. An option granted under the Plan becomes immediately exercisable upon the death or disability of the director or a change in control of Beverly. When eligibility of a director to participate ceases for reason other than death, disability or a change in control, unvested options are forfeited. Exercisable options must be exercised within ninety days from the date the individual ceases to be eligible under the Plan.

     Term. Unless terminated earlier by the Board of Directors, the Plan will terminate on December 31, 2007.

FEDERAL INCOME TAX CONSEQUENCES

     A non-employee director who is granted a stock option under the Plan will not recognize taxable income at the time of the grant, but will generally recognize income upon the exercise of the stock option. The amount of income recognized upon the exercise of the stock option will be measured by the excess, if any, of the fair market value of the shares of Beverly stock on the exercise date over the exercise price. Beverly will generally be entitled to a corresponding deduction for the amount of income recognized by the non-employee director.

     The foregoing does not purport to be a complete summary of the federal income tax considerations that are relevant to stock options granted under the Plan. Additionally, the tax consequences under applicable state and local tax laws may not be the same as under the federal income tax laws.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN. If the stockholders do not approve the amendment of the Non-Employee Directors Stock Option Plan, the amendment will not go into effect and the Board of Directors will consider whether to adopt some alternative arrangement based on its assessment of Beverly's needs.

                      NOMINEES FOR THE BOARD OF DIRECTORS

                                                  (1) PRINCIPAL OCCUPATION OR EMPLOYMENT                   DIRECTOR
                 NAME                                 (2) OTHER BUSINESS AFFILIATIONS                AGE    SINCE
                 ----                             --------------------------------------             ---   --------
Beryl F. Anthony, Jr. .................  (1) Partner in law firm of Winston & Strawn since 1993.     63      1993
                                         Former U.S. Congressman and Chairman of the Democratic
                                         Congressional Campaign Committee.
David R. Banks.........................  (1) Chairman of the Board of Beverly Enterprises, Inc.      64      1979
                                         since 1990. Chief Executive Officer from 1990 to
                                         February, 2001.
                                         (2) Director, Agribrands International, Inc., Nationwide
                                         Health Properties, Inc., and Ralston Purina Company.
Harris Diamond.........................  (1) President and Chief Executive Officer of BSMG           48      2001
                                         Worldwide, a subsidiary of True North Communications.
                                         (2) Director of Caremark RX
William R. Floyd.......................  (1) President since April, 2000 and Chief Executive         56      2000
                                         Officer since February, 2001 of Beverly Enterprises, Inc.
                                         Former Chief Executive Officer of Choice Hotels
                                         International from 1996 to 1998. Former Senior Vice
                                         President, Operations of Taco Bell Corporation from 1995
                                         to 1996.
James R. Greene........................  (1) Director and consultant to various U.S. and             79      1991
                                         international businesses since 1986.
                                         (2) Director, Bank Leumi and Buck Engineering Company.
Edith E. Holiday.......................  (1) Attorney. Former Assistant to the President of the      49      1995
                                         United States and Secretary of the Cabinet. Former
                                         General Counsel, United States Department of the
                                         Treasury.
                                         (2) Director, Amerada Hess Corporation, Hercules
                                         Incorporated, H.J. Heinz Company and RTI International
                                         Metals, Inc. Director or trustee of various investment
                                         companies in the Franklin Templeton group of funds.
James W. McLane........................  (1) President and Chief Executive Officer of Healthaxis     62      2000
                                         Inc. since January, 2001. Former President and Chief
                                         Operating Officer of NovaCare, Inc. from 1997 to 2000.
                                         Former Executive Vice President of Aetna, Inc. from 1991
                                         to 1996.
                                         (2) Director, Healthaxis Inc. and UltraTouch, Inc.
Marilyn R. Seymann, Ph.D...............  (1) President and Chief Executive Officer, M One, Inc.,     58      1995
                                         an information systems consulting firm.
                                         (2) Director, Community First Bankshares, Inc.,
                                         NorthWestern Corporation, and True North Communications,
                                         Inc.

Carolyn K. Davis, Jon E. M. Jacoby and Risa J. Lavizzo-Mourey will not stand for reelection and will retire effective May 24, 2001.

                  BOARD OF DIRECTORS -- COMMITTEES DURING 2000

                                                    AUDIT &                                              QUALITY
NAME                                       BOARD   COMPLIANCE   COMPENSATION   EXECUTIVE   NOMINATING   MANAGEMENT
----                                       -----   ----------   ------------   ---------   ----------   ----------
Beryl F. Anthony, Jr. ...................    X                       X*            X           X
David R. Banks...........................    X*                                    X
Carolyne K. Davis, R.N., Ph.D............    X                                     X                        X
William R. Floyd.........................    X
James R. Greene..........................    X         X*            X                                      X
Edith E. Holiday.........................    X         X                                       X            X
Jon E. M. Jacoby.........................    X         X                           X*
James W. McLane..........................    X         X             X
Risa J. Lavizzo-Mourey, M.D..............    X                       X                                      X*
Marilyn R. Seymann, Ph.D.................    X         X                                       X*           X
Number of Meetings in 2000...............    7         3             4             2           2            4

---------------

X    Member

*    Chairperson

--------------------------------------------------------------------------------------------------------------------
 AUDIT &              - oversees the financial           EXECUTIVE:            - exercises all authority of the
 COMPLIANCE:            reporting process                                        Board except those delegated to other
                      - recommends appointment of                                committees or extraordinary actions
                        independent auditors             NOMINATING:           - identifies and recommends
                      - reviews scope and results of                             candidates for election to Board
                        audit plans and accounting                             - establishes procedures and criteria
                        practices                                                for nomination
                      - oversees internal audit                                - administers self-evaluation
                        function
                      - oversees compliance function
                      - issues Audit and Compliance
                        Committee Report (see p. 15)
--------------------------------------------------------------------------------------------------------------------

 COMPENSATION:        - reviews compensation matters     QUALITY               - monitors quality of service
                        related to senior officers       MANAGEMENT:           - reports progress to the Board
                      - oversees compensation programs,
                        policies and practices
                      - approves goals for incentive
                        plans and evaluates performance
                      - issues Compensation Committee
                        Report (see p. 16)
--------------------------------------------------------------------------------------------------------------------

Each director, except Jon E.M. Jacoby, attended at least 75% of all meetings of the Board and any committees to which the director was assigned.

                       BOARD OF DIRECTORS -- COMPENSATION

HOW WAS THE BOARD COMPENSATED IN 2000?

      -- Employee directors received no additional compensation, other than their normal salary and expense reimbursement, for serving on the Board or its committees.

      --  Non-employee directors received:

        - annual stock option grant of 3,375 shares.
        - annual grant of 675 deferred share units.
        - $25,000 annual fee.
        - $1,000 for each Board or committee meeting attended in person or $500 by telephone.
        - $1,000 for chairing a committee meeting attended.
        - right to defer cash compensation in exchange for deferred share units, plus a 25% Company match or deferred cash units.
        - reimbursement for out-of-pocket costs.

      -- In 2000, non-employee directors, as a group, received $52,512 in cash, $223,795 credited as deferred share units which includes Company match and $42,508 credited as deferred cash units.

WHAT ARE THE NON-EMPLOYEE DIRECTOR STOCK-BASED PROGRAMS?

      --  Non-Employee Directors Stock Option Plan.

        - The annual grant of an option to purchase 3,375 shares of Beverly stock which vests one year from the grant date. Grants are made at fair market value.
        - This Plan is being amended, subject to stockholder approval, to increase the annual grant to 11,000 shares.

      --  Non-Employee Director Deferred Compensation Plan.

        - Permits non-employee directors to defer all or a portion of their cash compensation. Deferred compensation is designated as share units, cash units or a combination of both. If the compensation is deferred as share units, 25% of the amount deferred is matched. Each share unit has a value equivalent to one share of Beverly stock. Cash units accrue interest.
        - Distributions will be made in shares of Beverly stock unless the Board approves a payment in cash. Distributions start upon retirement, termination, death or disability.
        - Also receive an annual grant of 675 deferred share units.

CHANGES IN BOARD COMPENSATION.

      -- At its March 29, 2001 meeting, the Board approved the following compensation for non-employee directors, effective June 1, 2001:

        - annual stock option grant of 11,000 shares.
        - annual grant of 675 deferred share units.
        - $35,000 annual fee.
        - $1,000 for each Board or committee meeting attended in person or $500 by telephone.
        - $1,000 for chairing a committee meeting attended.
        - right to defer cash compensation in exchange for deferred share units, plus a 25% Company match or deferred cash units.
        - reimbursement for out-of-pocket costs.

HOW MUCH BEVERLY STOCK DOES THE BOARD OWN?

             STOCK OWNERSHIP FOR NON-EMPLOYEE DIRECTORS AS A GROUP

                                    [CHART]

Record Shares                                                  14,497
Option Shares                                                 194,343
Deferred Share Units                                          218,586

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of March 31, 2001, the amount of Beverly stock beneficially owned by each director, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group. This table is based on information we obtained from these people.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                              SOLE
                                             VOTING       OPTIONS       OTHER                                 PERCENTAGE
                                              AND       EXERCISABLE   BENEFICIAL                                  OF
                                           INVESTMENT    WITHIN 60    OWNERSHIP      DEFERRED                   COMMON
                                             POWER         DAYS          (2)       COMPENSATION     TOTAL       STOCK
                                           ----------   -----------   ----------   ------------   ---------   ----------
Beryl F. Anthony, Jr. ...................          0       43,875            0        43,632(4)      87,507         *
David R. Banks...........................    374,861(1)   135,000       16,319        29,528(3)     555,708         *
Carolyne K. Davis, R.N., Ph.D............          0       10,125            0         7,748(4)      17,873         *
Harris Diamond...........................          0            0            0             0              0         *
William R. Floyd.........................     20,378       75,000            0             0         95,378         *
James R. Greene..........................        500       23,625            0        50,744(4)      74,869         *
Edith E. Holiday.........................        800       23,625          200        20,727(4)      45,352         *
Jon E. M. Jacoby.........................          0       43,875            0        40,883(4)      84,758         *
Risa J. Lavizzo-Mourey, M.D..............     11,997       23,625            0        35,618(4)      71,240         *
James W. McLane..........................          0        1,968            0             0          1,968         *
William A. Mathies.......................    165,630(1)    21,850        2,879        11,409(3)     201,769         *
T. Jerald Moore..........................    152,857(1)    21,850          600             0        175,307         *
Marilyn R. Seymann, Ph.D.................      1,000       23,625            0        19,233(4)      43,858         *
Scott M. Tabakin.........................    191,210(1)    21,850            0        14,341(3)     227,401         *
All Directors and Executive Officers as a
  Group (24 persons).....................  1,660,223      691,879       36,634       346,341      2,735,077      2.64%

---------------

 *  Percentage of Beverly stock owned does not exceed 1%.

(1) Includes shares allocated through participation in the Employee Stock Purchase Plan.

(2) Shares owned by family members.

(3) Shares credited under Executive Deferred Compensation Plan.

(4) Shares credited under Non-Employee Director Deferred Compensation Plan.

                     AUDIT AND COMPLIANCE COMMITTEE REPORT

     The Audit and Compliance Committee currently consists of five independent (as independence is defined by the New York Stock Exchange listing standards), non-employee directors.

     The Board of Directors has adopted a written charter for the Audit and Compliance Committee. A copy of the written charter is included as APPENDIX A. The Audit and Compliance Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including systems of internal control. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles.

     In this context, the Audit and Compliance Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit and Compliance Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit and Compliance Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed their independence from the Company and its management and considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Securities and Exchange Commission ("SEC") Form 10-K for the year ended December 31, 2000.

                                            James R. Greene, Chairperson
                                            Edith E. Holiday
                                            Jon E.M. Jacoby
                                            James W. McLane
                                            Marilyn R. Seymann, Ph.D.

                              BEVERLY ENTERPRISES
                         COMPENSATION COMMITTEE REPORT
                         ON 2000 EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors currently consists of four independent, non-employee directors. Our objective is to develop executive compensation policies that are directly aligned with Beverly's strategic goals. We also approve the design of Beverly's broad-based compensation programs, evaluate their effectiveness and authorize new plans and strategies, as appropriate.

COMPENSATION PRACTICES

     As members of the Compensation Committee, our goal is to provide compensation programs that support Beverly's strategic goals by:

     - using compensation programs that are competitive in the marketplace and that adequately recognize and reward individual contribution, in order to allow Beverly to recruit, retain and develop highly qualified executive talent;

     - aligning executives' pay and incentives with the interests of Beverly's stockholders by emphasizing the variable and at-risk portion of compensation under incentive plans which reward both short- and long-term corporate and individual performance;

     - targeting all elements of compensation levels at the median (50th percentile) relative to the companies that the Compensation Committee looks at when establishing policies; and

     - promoting executive stock ownership and stock retention.

     We rely on information from a number of sources to assist us in implementing these policies. We work with an executive compensation consulting firm that provides guidance on industry practices and assists in valuing various forms of compensation. We evaluate competitive compensation practices and amounts by considering data assembled by the compensation consultant. The information provided to us for this purpose looks at companies in the service industry with comparable revenues, employee size and market capitalization. Also included are companies in the healthcare services industry. Finally, we also receive input from Beverly's Chief Executive Officer regarding the elements of compensation and the overall compensation packages that he recommends for other executive officers.

     Executive compensation at Beverly consists of four primary elements: base salary, an annual incentive compensation potential, long-term compensation in the form of stock options and retirement benefits.

BASE SALARY

     We review the base salary of Beverly's corporate officers on an annual basis. In addition to considering the median salaries for comparable positions at the other companies reflected in the competitive market information, we also consider the level and scope of responsibility, experience and performance of individual officers, as well as relative salary levels among Beverly officers. However, we do not assign a specific weight to each of these factors.

     Consistent with these practices, at our March 29, 2000 meeting, we reviewed salary levels for Mr. Banks, Beverly's Chairman and Chief Executive Officer. As part of that review, we evaluated Mr. Banks' performance under various criteria that we had established and communicated to Mr. Banks in February 1999. We determined to leave Mr. Banks' salary at its 1999 level of $775,000 for 2000.

ANNUAL INCENTIVE COMPENSATION

     2000 was a year of transition. We moved away from measuring performance by economic value added (EVA), a measure we had used with only partial success in the past, and moved toward individual goals with an earnings per share trigger. Target payouts remained in the range of 30% to 65%. For 2000 performance, an incentive compensation pool was established at 31% of target, based on the Company's earnings per share for the year. We approved individual payouts at our February 14, 2001 meeting. We used our discretion to adjust the payout up or down from 31% of target, based on the individual's accomplishment of certain strategic goals in 2000. We used our discretion in adjusting awards for 2000 in order to make the transition to the three year strategic plan and individual goal setting. We are aware that this policy may cause a loss in the corporate tax deduction under Section 162(m) of the Internal Revenue Code. While we believe that achieving preset goals is fundamental to our incentive compensation policy, we found it appropriate for 2000 to exercise our discretion in determining the amount of incentive pay.

     At our February 14, 2001 meeting, we approved the following amounts of incentive compensation for Messrs. Banks, Floyd, Mathies, Moore and Tabakin:
$160,000; $125,000; $35,000; $55,826 and $35,000, respectively.

LONG-TERM INCENTIVE COMPENSATION

     We strongly believe that stock-based compensation in the form of employee stock options creates a direct link between the long-term financial interests of Beverly's executives and Beverly's stockholders. As a matter of policy, except where we issue options in exchange for other options in a corporate transaction, we have always granted options with an exercise price equal to the market price of Beverly's stock on the date of the option grant. In that way, the options only have value if Beverly's stock price appreciates. We also recognize that stock options form an important part of competitive pay practices. In determining the size and other terms of stock options grants, we review information on competitive practices and valuation provided by our compensation consultants. An option to purchase 87,400 shares of Beverly stock was granted to Messrs. Mathies, Moore and Tabakin on February 19, 2001, at an exercise price of $7.35 (fair market value). These options vest 25% per year after one year and 25% per year thereafter, on a cumulative basis.

     Mr. Floyd was granted options to purchase 300,000 shares of Beverly stock upon his election as President on April 10, 2000, at an exercise price of $3.50 (fair market value). The options consisted of an incentive stock option to purchase 100,000 shares and a nonqualified stock option to purchase 200,000 shares. These options vest 25% per year after one year and 25% per year thereafter, on a cumulative basis.

REPLACEMENT OF CERTAIN STOCK OPTION GRANTS WITH RESTRICTED STOCK

     To provide enhanced motivation to certain executive officers and other active employees, and to reduce the number of stock options outstanding, effective as of August 18, 2000 (at which time the price of Beverly stock was $4.875 per share), we authorized the exchange of stock options granted prior to January 1, 2000, for an economically equivalent grant of restricted stock. The exchange rate for each option was determined using a modified Black-Scholes calculation. The number of shares of restricted stock issued in exchange (and the number of options surrendered) for Messrs. Banks, Mathies, Moore and Tabakin were: 330,376 (713,041); 111,473 (242,650); 150,619 (300,700) and 127,330
(254,800), respectively. Mr. Floyd held no stock options that qualified for the exchange. Shares of restricted stock resulting from the exchange vest 100%, four years from August 18, 2000.

RETIREMENT BENEFITS

     In addition to maintaining standard broad-based employee benefit plans, we adopted a supplemental executive retirement plan on February 19, 1998. It was amended and restated on February 14, 2001, to be effective April 1, 2000. Generally, this program provides for an annual retirement income payment upon retirement at age 65 with 15 years of eligibility after age 50, equal to 50% of a covered officer's average base salary, calculated using his or her salary over the last three years of his or her employment. A lump sum option is available at 85% of the discounted present value of the payments.

RESPONSE TO TAX LAWS LIMITING DEDUCTIONS FOR COMPENSATION

     Section 162(m) of the Internal Revenue Code generally sets a $1 million per person limit on a company's ability to deduct compensation paid to its five most highly paid executive officers. Section 162(m) does provide an exemption to this limit for compensation that qualifies under the Code as "performance-based compensation." Your Board has determined that we should seek to retain full tax deductibility for our incentive compensation programs. Therefore, we have designed Beverly's annual and long-term compensation programs so that compensation earned under those plans can meet the definition of "performance-based compensation." We call your attention to the discussion of the use of discretion in making individual payout decisions in 2001, for 2000 performance, under Annual Incentive Compensation. We do not believe that any compensation paid in 2000 will fail to be deductible because of Section 162(m).

                                            COMPENSATION COMMITTEE

                                            Beryl F. Anthony, Jr., Chairperson
                                            James R. Greene
                                            James W. McLane
                                            Risa J. Lavizzo-Mourey, M.D.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                                            LONG-TERM
                                                                                                           COMPENSATION
                                                                                                      ----------------------
                                                                                                          AWARDS PAYOUTS
                                                                                                      ----------------------
                                            ANNUAL COMPENSATION                                        SECURITIES
                                           ---------------------    OTHER ANNUAL                       UNDERLYING     LTIP
            NAME AND              FISCAL    SALARY       BONUS      COMPENSATION   RESTRICTED STOCK   OPTIONS/SARS   PAYOUTS
       PRINCIPAL POSITION          YEAR      ($)          ($)           ($)         AWARDS ($)(6)         (#)          ($)
       ------------------         ------   --------     --------    ------------   ----------------   ------------   -------
David R. Banks(1)...............   2000    $775,000(2)  $160,000(4)      None         $1,610,583           None       None
Chairman of the Board              1999     769,161(3)      None         None               None           None       None
                                   1998     761,492(3)      None         None               None        882,857       None
William R. Floyd(1).............   2000     353,846      125,000(4)   $39,173(5)            None        300,000       None
President and Chief
Executive Officer
William A. Mathies..............   2000     400,000       35,000(4)      None            543,431         87,400       None
Executive Vice President           1999     397,346(3)      None         None               None           None       None
                                   1998     386,885(3)      None         None               None         87,400       None
T. Jerald Moore.................   2000     327,023       55,826(4)      None            734,268         87,400       None
Executive Vice President           1999     318,359         None         None               None           None       None
                                   1998     317,699         None         None               None         87,400       None
Scott M. Tabakin................   2000     360,196(2)    35,000(4)      None            620,734         87,400       None
Executive Vice President           1999     349,992(3)      None         None               None           None       None
and Chief Financial Officer        1998     341,169(3)      None         None               None         87,400       None


                                   ALL OTHER
            NAME AND              COMPENSATION
       PRINCIPAL POSITION           ($) (7)
       ------------------         ------------
David R. Banks(1)...............    $36,699
Chairman of the Board                55,535
                                     50,659
William R. Floyd(1).............      2,106
President and Chief
Executive Officer
William A. Mathies..............     21,839
Executive Vice President             29,067
                                     29,938
T. Jerald Moore.................      6,958
Executive Vice President              9,440
                                      7,693
Scott M. Tabakin................     20,417
Executive Vice President             40,166
and Chief Financial Officer          31,276

---------------

(1) Mr. Floyd became President on April 10, 2000 and Chief Executive Officer on February 1, 2001. Mr. Banks was Chief Executive Officer through January 31, 2001.

(2) Approximately three percent of this amount was deferred into the Beverly Enterprises, Inc. Executive Deferred Compensation Plan.

(3) Six percent of this amount was deferred into the Beverly Enterprises, Inc. Executive Deferred Compensation Plan.

(4) Bonus amounts were paid in 2001 for performance in 2000.

(5) Relocation costs and expenses paid to or on behalf of Mr. Floyd in connection with his relocation from Pennsylvania to Arkansas.

(6) On August 18, 2000, Beverly exchanged shares of restricted stock for stock options that had been granted prior to 2000. The exchange rate was determined using a modified Black-Scholes valuation of the options exchanged. The closing price of Beverly stock on August 18 was $4.875. The period of restriction will lapse four years from August 18, 2000. Beverly does not currently pay dividends on its stock.

(7) All other compensation consists of the following:

                        YEAR   MR. BANKS   MR. FLOYD   MR. MATHIES   MR. MOORE   MR. TABAKIN
                        ----   ---------   ---------   -----------   ---------   -----------
Matching Contribution   2000    $ 2,340       None       $ 2,340        None       $ 2,340
to Employee Stock       1999      2,340                    2,340        None         2,340
Purchase Plan           1998      2,430                    2,430        None         2,430
Executive Medical       2000      1,627     $  369         7,002      $2,245         3,839
Plan                    1999      1,589                    1,751       2,285         9,618
                        1998      2,922                    1,385       3,436         7,992
Premiums Under          2000      1,314       None           126         525           872
Executive Life          1999      1,206                      120         480           872
Insurance Plan (a)      1998      1,122                      120         405           872
Regular Life            2000      5,742        970           421       2,194           372
Insurance Plan (b)      1999      7,845                      561       1,779           483
                        1998      9,581                      423       2,079           567
Matching Contribution   2000     16,152       None         8,344        None         7,350
to Executive Savings    1999     29,221                   11,731        None        10,718
Plan (c)                1998     21,392                   10,658        None         8,718
Matching Contribution   2000      5,813       None          None        None         2,688
to Executive Deferred   1999     11,538                    5,960        None         5,250
Compensation Plan (d)   1998     11,422                    8,543        None         7,818
Benefit Allowance (e)   2000      1,841        767         2,956       1,994         2,956
                        1999      1,796                    2,885       1,945         2,885
                        1998      1,790                    2,879       1,773         2,879
Financial Planning      2000      1,870       None           650        None          None
                        1999       None                    3,719       2,951         8,000
                        1998       None                    3,500        None          None
Total                   2000    $36,699     $2,106       $21,839      $6,958       $20,417
                        1999     55,535                   29,067       9,440        40,166
                        1998     50,659                   29,938       7,693        31,276

---------------

(a) Amount shown represents the taxable benefit under split dollar life insurance policies. The amount reported for Mr. Tabakin is actual premiums paid for Key Employee Policy under the Executive Survivorship Income Plan.

(b) Imputed income for life insurance provided under Beverly's regular life insurance plan for amounts in excess of $50,000.

(c) Amount shown includes a tax gross-up.

(d) The Executive Deferred Compensation Plan, effective January 1, 1997, provides that participants may elect, prior to the beginning of each plan year, to defer up to 25% of base salary and up to 100% of bonus earned for that year. Deferral amounts up to 6% of base salary and bonus were entitled to a 25% match until the mandatory match was eliminated effective July 1, 2000. Participant deferrals and the match are credited to a participant's account which is deemed to be invested in Beverly stock. This plan is an unfunded plan, which is an unsecured obligation of Beverly. Beverly, to avoid market risk, currently maintains a "rabbi trust" which holds Beverly stock as a source out of which all or any portion of the benefits under the plan may be satisfied.

(e) Reimbursement for premiums paid under regular medical and dental insurance.

                           OPTION/SAR GRANTS IN 2000

                                                       INDIVIDUAL GRANTS
                                      ---------------------------------------------------
                                                        % OF
                                                       TOTAL
                                       NUMBER OF      OPTIONS/                               GRANT DATE
                                      SECURITIES        SARS                                   VALUE
                                      UNDERLYING     GRANTED TO    EXERCISE                  ----------
                                       OPTIONS/      EMPLOYEES     OR BASE                   GRANT DATE
                                         SARS        IN FISCAL      PRICE      EXPIRATION     PRESENT
NAME                                  GRANTED (#)       YEAR        ($/SH)        DATE       VALUE ($)
----                                  -----------    ----------    --------    ----------    ----------
David R. Banks......................        None
William R. Floyd....................     200,000(1)    100.00%       3.50       4/10/10       520,000(4)
                                         100,000(2)      4.43%       3.50       4/10/10       260,000(4)
William A. Mathies..................      87,400(3)      3.87%       3.25       2/16/10       204,516(5)
T. Jerald Moore.....................      87,400(3)      3.87%       3.25       2/16/10       204,516(5)
Scott M. Tabakin....................      87,400(3)      3.87%       3.25       2/16/10       204,516(5)

---------------

(1) Nonqualified stock option granted on April 10, 2000. 25% of this option becomes fully exercisable one year from the grant date and 25% per year thereafter, on a cumulative basis.

(2) Incentive stock option granted on April 10, 2000. 25% of this option becomes fully exercisable one year from the grant date and 25% per year thereafter, on a cumulative basis.

(3) Incentive stock options granted on February 16, 2000. 25% of these options become fully exercisable one year from the grant date and 25% per year thereafter, on a cumulative basis.

(4) The Black-Scholes option pricing method was used to calculate present value as of the date of grant, April 10, 2000. In calculating the grant date present value set forth in the table, a factor of .641 was assigned to the volatility of Beverly stock, based on daily stock quotations for the 36 months preceding the date of grant. The yield on Beverly stock was set at 0.00%. The risk-free rate of return was fixed at 5.27%, the 10 year U.S. Treasury Strip Rate on the date of grant. The exercise of the options was assumed to occur at the end of the actual option term of 10 years. There is no assurance that these assumptions will prove to be true in the future. Consequently, the grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, that may be realized by each individual will depend on the market price of Beverly stock on the date of exercise.

(5) The Black-Scholes option pricing method was used to calculate present value as of the date of grant, February 16, 2000. In calculating the grant date present values set forth in the table, a factor of .605 was assigned to the volatility of Beverly stock based on daily stock market quotations for the 36 months preceding the date of grant. The yield on Beverly stock was set at 0.00%. The risk-free rate of return was fixed at 5.27%, the 10 year U.S. Treasury Strip Rate on the date of grant. The exercise of the options was assumed to occur at the end of the actual option term of 10 years.

                     2000 FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth certain information concerning the value of unexercised options to purchase Beverly stock held by individuals named in the Summary Compensation Table at December 31, 2000.

                                                                                 VALUE OF UNEXERCISED
                                                   NUMBER OF UNEXERCISED             IN-THE-MONEY
                                                    OPTIONS/SARS FY-END              OPTIONS/SARS
                                                       12/31/00 (#)             FY-END 12/31/00 ($)(1)
                                                ---------------------------   ---------------------------
NAME                                            EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                            -----------   -------------   -----------   -------------
David R. Banks................................    135,000        352,066        661,568               0
William R. Floyd..............................          0        300,000              0       1,406,250
William A. Mathies............................          0         87,400              0         431,538
T. Jerald Moore...............................          0         87,400              0         431,538
Scott M. Tabakin..............................          0         87,400              0         431,538

---------------

(1) The value is calculated based on the aggregate amount of the excess of the closing price of Beverly stock on the New York Stock Exchange Composite for December 31, 2000, $8.1875 over the relevant exercise prices.

                               PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for Beverly, the S&P Midcap 400 Index and the S&P Health Care (Long
Term)-Super 1500. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------
                                       1995         1996         1997         1998         1999         2000
----------------------------------------------------------------------------------------------------------------
 Beverly Enterprises                   100          120          122           64           41           77
 S&P Midcap 400 Index                  100          119          158          188          215          253
 S&P Health Care (Long Term)-
  Super 1500                           100          123          173          126           69           88

---------------

Source: Research Data Group

     The total cumulative return on investment (change during the year in stock price plus reinvested dividends) for each of the periods for Beverly, the S&P Midcap 400 Index and the S&P Health Care (Long Term)-Super 1500 are based on the stock price or the composite index on December 31, 1995.

     The form of the chart above is in accordance with Commission requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. These charts do not reflect Beverly's forecast of future financial performance.

     The performance graph and its description above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent that Beverly specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                      EMPLOYMENT CONTRACTS, TERMINATION OF
                  EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

     Beverly has entered into employment agreements with each of the executive officers named in the Summary Compensation Table. These employment agreements extend for as long as the executive officer is employed unless Beverly elects to terminate the agreement with three years advance notice.
     The employment agreements provide for:
     - a stated minimum base salary
     - participation in all benefit plans
     - participation in the Annual Incentive Plan
     - severance benefits in the event of a change in control
     - severance benefits upon termination of employment under certain other circumstances
     In the event of a change in control of Beverly, specified severance benefits are provided under the employment agreements if any one of the following types of employment termination occur:
     - by Beverly, without cause
     - by the executive officer for good reason
     - by the executive officer without good cause during a 31 day period commencing on the first day of the 13th month following the change in control
     For purposes of the employment agreements, a "change in control" means the occurrence of any one of the following events or transactions:
     - those directors that were members of the Board before any of the transactions listed below cease to be a majority of the Board:
        - contested election of directors; or
        - any tender or exchange offer, merger or other business combination or sale of assets;
     - any entity, person or group, including any "group" defined in Section 13(d)(3) of the Securities Exchange Act, but excluding any Beverly employee benefit plan, becomes the beneficial owner of thirty percent (30%) or more of the outstanding Beverly shares; or
     - any one of the following transactions occur:
- Beverly consolidates or merges with another entity and does not survive;
        - another entity consolidates or merges with Beverly, Beverly is the survivor and all or part of the outstanding Beverly stock is exchanged;
        - Beverly becomes a subsidiary of another entity through a statutory share exchange; or
        - Beverly sells or transfers fifty percent (50%) or more of its assets or earning power.
     "Change in control" does not occur in any transaction where the core business and assets are transferred to another entity and:
     - the majority of Beverly's Board constitutes a majority of the board of the other entity after the transfer; and
     - more than seventy percent (70%) of Beverly's stockholders become stockholders of the other entity and control more than seventy percent (70%) of the voting stock of the other entity.
     The employment agreements also provide for severance benefits without a "change in control" if employment is terminated by:
     - Beverly without cause; or
     - by the executive for good reason.
     The severance benefits for the named executive officers consist of:

     - where there has been a "change in control":
        - three years of base pay plus target bonus
        - vesting in all stock-based compensation
        - three year continuation of medical, dental and disability coverage
        - lifetime coverage on life insurance
        - relocation within the United States
     - where there is termination, as outlined above, without a "change in control":
        - base pay, plus target bonus is reduced to two years
        - continuation of medical, dental and disability coverage is reduced to two years
        - all other benefits are the same as in a change in control

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Beverly's executive officers and directors are required to file initial reports of ownership and reports of change in ownership with the Commission and furnish Beverly with copies of all Section 16(a) forms they file.

     Based solely on information provided to us by individual officers and directors, we believe that during 2000 our executive officers and directors have timely complied with all filing requirements applicable to them except that David G. Merrell, an executive officer, was late in filing one Form 3 and T. Jerald Moore, an executive officer, was late in filing one Form 4.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

     William A. Mathies' spouse, Lisa T. Mathies, is employed part-time as Contracts Counsel in the Company's legal department.

                                 OTHER MATTERS

     The Board knows of no other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote on said matters in accordance with their best judgment.

                                            DOUGLAS J. BABB
                                            Secretary

April 10, 2001
Fort Smith, Arkansas

                                                                      APPENDIX A
                           BEVERLY ENTERPRISES, INC.
                     AUDIT AND COMPLIANCE COMMITTEE CHARTER

ORGANIZATION

     The Audit and Compliance Committee shall be composed of at least four (4) Directors, all of whom are "independent" and "financially literate" or will become financially literate in a reasonable period of time, as those qualifications are interpreted by the Board of Directors in its business judgment. One or more members shall possess accounting or related financial management expertise, as such qualification is interpreted by the Board of Directors in its business judgement.

STATEMENT OF RESPONSIBILITIES

     The Audit and Compliance Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community in overseeing: (1) the quality and integrity of the financial reports of the Company; (2) the compliance by the Company with legal and regulatory requirements; and (3) the independence and performance of the Company's internal and independent auditors. In so doing, it is the responsibility of the Audit and Compliance Committee to maintain independent, free and open means of communication between the Directors, the independent auditor, the internal auditor, and the financial management of the Company.

     The Audit and Compliance Committee will have the authority to retain special legal, accounting or other consultants to advise the Audit and Compliance Committee. The Audit and Compliance Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit and Compliance Committee or to meet with any members of, or consultants to, the Audit and Compliance Committee. The Audit and Compliance Committee shall make regular reports to the Board of Directors.

PROCESSES

     In carrying out its oversight responsibilities, the Audit and Compliance Committee will utilize the following processes:

     - Annually, the Audit and Compliance Committee will recommend to the Board of Directors the appointment, subject to stockholder approval, of the Company's independent auditor, which shall be ultimately accountable to the Audit and Compliance Committee and the Board of Directors. In addition, the Audit and Compliance Committee will evaluate and, where appropriate, recommend to the Board of Directors that the independent auditor be replaced. As part of this evaluation, the Audit and Compliance Committee will: (1) ensure that the independent auditor annually provides to the Audit and Compliance Committee a formal written statement delineating all relationships between the independent auditor and the Company; (2) actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity or independence of the independent auditor; and (3) recommend that the Board take appropriate action in response to the independent auditors report to satisfy itself of the independent auditor's independence.

     - The Audit and Compliance Committee will discuss with the internal auditor and the independent auditor the overall scope and plans for their respective audits including the adequacy of staffing and compensation. In addition, the Audit and Compliance Committee will discuss with management, including the Company's Compliance Officer, the internal auditor and the independent auditor, the adequacy and effectiveness of the Company's accounting and financial controls, including the system to monitor and manage business risk, as well as matters related to the Company's Compliance Program, the Company's Corporate Integrity Agreement and compliance with requirements of Federal healthcare programs. The Audit and Compliance Committee will hold separate meetings with the internal auditor, the independent auditor and the Compliance Officer, with and without management present, to discuss the results of their examinations.

     - Prior to the filing of the Company's Report on Form 10-Q containing the interim financial statements, the Audit and Compliance Committee or its chair will review such statements with management and the independent auditor and discuss the results of the quarterly review and other matters required to be communicated by the independent auditor under generally accepted auditing standards.

     - The Audit and Compliance Committee will review with management and the independent auditor the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also the Audit and Compliance Committee will discuss the results of the annual audit and any other matters required to be communicated to the Audit and Compliance Committee by the independent auditor under generally accepted auditing standards. Based on these discussions and review, the Audit and Compliance Committee will advise the Board of Directors whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K (or the Annual Report to Stockholders).

     - The adequacy of this Charter will be reviewed by the Audit and Compliance Committee on an annual basis. The Audit and Compliance Committee will recommend to the Board of Directors any modifications to this Charter, as deemed appropriate by the Audit and Compliance Committee, for approval by the Board of Directors.

                                                                      APPENDIX B

                           BEVERLY ENTERPRISES, INC.

                         1997 LONG-TERM INCENTIVE PLAN
                  (AS AMENDED AND RESTATED AS OF JUNE 1, 2001)

SECTION 1. PURPOSE

     Beverly Enterprises, Inc. (hereinafter referred to as the "Company"), a Delaware corporation, hereby establishes the 1997 Long-Term Incentive Plan (the "Plan") to promote the interests of the Company and its stockholders through the
(i) attraction and retention of executive officers and other key employees essential to the success of the Company; (ii) motivation of executive officers and other key employees using performance-related incentives linked to longer-range performance goals and the interests of Company stockholders; and
(iii) enabling of such employees to share in the long-term growth and success of the Company. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options (intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended), Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock, and any other Stock Unit Awards or stock-based forms of awards as the Committee may determine in its sole and complete discretion at the time of grant.

SECTION 2. DEFINITIONS

     Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

     2.1 "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

     2.2 "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

     2.3 "Award" means, individually or collectively, a grant under this Plan of any one of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock or Other Stock Unit Awards.

     2.4 "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

     2.5 "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

     2.6 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.7 "Bonus Stock" means an Award granted pursuant to Section 10 of the Plan expressed as a Share which may or may not be subject to restrictions.

     2.8 "Cashless Exercise" means the exercise of an Option by the Participant through the use of a brokerage firm to make payment to the Company of the Exercise Price, either from the proceeds of a loan to the Participant from the brokerage firm or from the proceeds of the sale of Stock issued pursuant to the exercise of the Option, following which, upon receipt of such payment, the Company delivers the exercised Shares to the brokerage firm.

     2.9 "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

          (a) Any person, corporation or other entity or group, including any "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of Shares having 30% or more of the total number of votes that may be cast for the election of directors of the Company; or

          (b) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

          (c) If at any time (i) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (ii) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (iii) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (iv) the Company shall sell or otherwise transfer 50% or more of the assets or earnings power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons; provided, however, that notwithstanding anything to the contrary set forth in such plan, a Change in Control shall not include either (a) the Distribution or Merger, or (b) any transfer to a consolidated subsidiary, reorganization, spin-off, split-up, distribution, or other similar or related transaction(s) or any combination of the foregoing in which the core business and assets of the Company and its subsidiaries (taken as a whole) are transferred to another entity ("Controlled") with respect to which (1) the majority of the Board of Directors of the Company (as constituted immediately prior to such transaction(s)) also serve as directors of Controlled and immediately after such transaction(s) constitute a majority of Controlled's board of directors, and (2) more than 70% of the shareholders of the Company (immediately prior to such transaction(s)) become shareholders or other owners of Controlled and immediately after the transaction(s) control more than 70% of the ownership and voting rights of Controlled.

     2.10 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.11 "Committee" means the Compensation Committee of the Board which will administer the Plan pursuant to Section 3 herein, provided however, any member who is not both a "Non-Employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) shall not serve as a Committee member for the purpose of this Plan unless there would otherwise be less than two members of the Committee.

     2.12 "Common Stock" or "Stock" means the Common Stock of the Company, with a par value of $.10 per share, or such other security or right or instrument into which such Common Stock may be changed or converted in the future.

     2.13 "Company" means Beverly Enterprises, Inc., including all Affiliates and wholly owned Subsidiaries, or any successor thereto.

     2.14 "Covered Participant" means a Participant who is a "covered employee" as identified in Section 162(m)(3) of the Code, and the regulations promulgated thereunder, or who the Committee believes will be such a covered employee for a Performance Period.

     2.15 "Department" means the Compensation and Benefits Department of the Company.

     2.16 "Designated Beneficiary" means the beneficiary designated by the Participant, pursuant to procedures established by the Department, to receive amounts due to the Participant in the event of the Participant's death. If the Participant does not make an effective designation, then the Designated Beneficiary will be deemed to be the Participant's estate.

     2.17 "Disability" means (i) the mental or physical disability, either occupational or non-occupational in origin, of the Participant defined as "Total Disability" in the Disability Plan of the Company currently in effect and as amended from time to time; or (ii) a determination by the Committee of "Total Disability" based on medical evidence that precludes the Participant from engaging in any occupation or employment for wage or profit for at least twelve months and appears to be permanent.

     2.18 "Divestiture" means the sale of, outsourcing of, or closing by, the Company of the business operations in which the Participant is employed, or the elimination of the Participant's position at the Company's discretion.

     2.19 "Early Retirement" means retirement of a Participant from employment with the Company after age 55, but prior to age 65, as approved by the Committee.

     2.20 "Exchange Act" means the Securities Exchange Act of 1934, as in effect and amended from time to time, or any successor statute thereto, together with any rules, regulations, and interpretations promulgated thereunder or with respect thereto.

     2.21 "Executive Officer" means any employee designated by the Company as an officer or any employee covered by Rule 16b-3 of the Exchange Act.

     2.22 "Exercise Price" means the price per share determined on the Grant Date by the Committee, provided that the Exercise Price shall not be less than 100% of Fair Market Value on the Grant Date; except that the Committee in its sole discretion may waive the preceding limitation with respect to Awards granted upon the assumption of, or in substitution for, similar awards of another company with which the Company participates in an acquisition, separation or similar corporate transaction.

     2.23 "Fair Market Value" means, on a given date, the closing price of Stock as reported on the New York Stock Exchange composite tape on such day or, if no Shares were traded on the New York Stock Exchange on such day, then on the next preceding day that Stock was traded on such exchange, all as reported by such source as the Committee may select.

     2.24 "Full-time Employee" means an employee designated by the Company's Department as being a "permanent, full-time employee" who is eligible for all plans and programs of the Company provided for such employees. This designation excludes all part-time, temporary, or contract employees or consultants to the Company.

     2.25 "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Section 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

     2.26 "Key Employee" means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

     2.27 "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Section 6 herein, which is not intended to be an Incentive Stock Option.

     2.28 "Normal Retirement" means the retirement of any Participant at age 65 or at some earlier date if approved by the Committee.

     2.29  "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

     2.30 "Other Stock Unit Award" means awards, granted pursuant to Section 11, of Stock or other securities that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

     2.31 "Participant" means a Key Employee or consultant, or service provider to the Company who has been granted an Award under the Plan, or as the context requires, a Permitted Transferee.

     2.32 "Performance Award" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

     2.33 "Performance Criteria" or "Performance Goals" or "Performance Measures" means the objectives established by the Committee for a Performance Period, for the purpose of determining when an Award subject to such objectives is earned, which shall consist of any one or more of the following business or financial goals of the Company: absolute or relative increases in total stockholder return, economic value added, return on capital employed, revenues, sales, net income, earnings per share, return on equity, cash flow, operating margin, or net worth of the Company, any of its Subsidiaries, divisions or other areas of the Company.

     2.34 "Performance Period" means the time period designated by the Committee during which performance goals must be met.

     2.35 "Performance Share" means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the value of Company Stock in a manner deemed appropriate by the Committee and described in the Agreement.

     2.36 "Performance Unit" means an Award, designated as Performance Unit, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the attainment of pre-established goals relating to the Company's financial or operating performance as deemed appropriate by the Committee and described in the Agreement.

     2.37 "Permitted Transferee" means any transferee of a Nonqualified Stock Option pursuant to a transfer that is approved by the Committee in accordance with Section 14.4 and the Plan.

     2.38 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 8 herein.

     2.39 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     2.40 "Plan" means the Beverly Enterprises, Inc. 1997 Long-Term Incentive Plan as herein described and as hereafter from time to time amended.

     2.41 "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Section 8 herein.

     2.42 "Restricted Stock Unit" means a fixed or variable right to acquire Stock, which may or may not be subject to restrictions, contingently awarded under Section 8 of the Plan.

     2.43 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as amended from time to time, or any successor thereto.

     2.44 "Section 16" means Section 16 of the Exchange Act, or any successor section under the Exchange Act, as amended from time to time and as interpreted by regulations and rules promulgated thereunder from time to time.

     2.45 "Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code, as amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

     2.46 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

     2.47  "Shares" means shares of the Common Stock of the Company.

     2.48 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over the Exercise Price of a related Option or the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

     2.49 "Subsidiary" means a corporation in which the Company owns, either directly or through one or more of its Subsidiaries, at least 50% of the total combined voting power of all classes of stock.

SECTION 3. ADMINISTRATION

     3.1 The Committee. The Plan shall be administered and interpreted by the Committee which shall have full authority and all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In its sole and complete discretion the Committee may adopt, alter, suspend and repeal such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and subject to the provisions of the Plan, the

Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical for all types of Awards nor for the same type of Award to different participants; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award, the length of a Performance Period or the termination of any Period of Restriction; (vi) to provide for the grant of Awards upon the assumption of, or in substitution for, similar awards granted by an acquired or other company with which the Company participates in an acquisition, separation, or similar corporate transaction; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee may take action by a meeting in person, by unanimous written consent, or by meeting with the assistance of communications equipment which allows all Committee members participating in the meeting to communicate in either oral or written form. The Committee may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

     3.2 Selection of Participants. The Committee shall have sole and complete discretion in determining those Key Employees or other persons who shall participate in the Plan. The Committee may request recommendations for individual Awards from the Chief Executive Officer of the Company and may delegate to the Chief Executive Officer of the Company the authority to make Awards to Participants who are not Executive Officers of the Company or Covered Participants, subject to a fixed maximum Award amount for such a group and a maximum Award amount for any one Participant, as determined by the Committee. Awards made to the Executive Officers or Covered Participants shall be determined by the Committee.

     3.3 Committee Decisions. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding upon all persons, including the Company, its stockholders, employees, Participants, and Designated Beneficiaries, except when the terms of any sale or award of shares of Stock or any grant of rights or Options under the Plan are required by law or by the Articles of Incorporation or Bylaws of the Company to be approved by the Company's Board of Directors or stockholders prior to any such sale, award or grant.

     3.4 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award, and the Board may amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3 or Section 162(m).

     3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses incurred from their administration of the Plan. Such reasonable expenses include, but are not limited to, attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all reasonable amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

SECTION 4. ELIGIBILITY

     The Committee in its sole and complete discretion shall determine the Key Employees, including officers, or other persons who shall be eligible for participation under the Plan, subject to the following limitations:

        (i) no Non-Employee director of the Company shall be eligible to participate under the Plan; (ii) no member of the Committee shall be eligible to participate under the Plan; (iii) no person owning, directly or indirectly, more than 5% of the total combined voting power of all classes of stock of the Company shall be eligible to participate under the Plan; and (iv) only Full-Time Employees shall be eligible to receive Incentive Stock Options under the Plan; provided, however, that Incentive Stock Options may be granted for ISOs assumed pursuant to the Employee Benefits Agreement, without regard to whether the grantee is a Full-Time Employee.

SECTION 5. SHARES SUBJECT TO THE PLAN

     5.1 Number of Shares. The maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed fifteen million (15,000,000) Shares, which may be in any combination of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock, or Other Stock Unit Awards. No more than seven million, five hundred thousand (7,500,000) Shares may be issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock or Other Stock Unit Awards. Shares of Common Stock may be available from the authorized but unissued Shares or Shares acquired by the Company, including Shares purchased in the open market. Except as provided in this Section 5, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

     5.2 Additional Limitations. Notwithstanding the foregoing provisions of this Section 5, (a) the maximum number of shares of Common Stock in respect of which Incentive Stock Options may be granted shall be seven million, five hundred thousand (7,500,000) Shares, and (b) no individual Participant may receive in any calendar year Stock Options and Stock Appreciation Rights relating, in the aggregate, to more than 1.1 million shares of Common Stock plus any Unused Carryover (as defined below). In the event of a change in the shares of Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be shares of Common Stock for purposes of the Plan. No fractional shares of Common Stock shall be issued under the Plan unless the Committee determines otherwise.

     5.3 Lapsed Awards of Forfeited Shares. Except as provided below, in the event that (i) any Option or other Award granted under the Plan terminates, expires, or lapses for any reason other than exercise of the Award, or is settled in cash in lieu of Common Stock, or (ii) if Shares issued pursuant to the Awards are canceled or forfeited for any reason, such Shares subject to such Award shall thereafter be again available for grant of an Award under the Plan; provided further that if, after grant, the Exercise Price of an Option (or the base price of a Stock Appreciation Right) is reduced, the transaction shall be treated as a cancellation of the Option (or the Stock Appreciation Right) and a grant of a new Option (or Stock Appreciation Right) for purposes of Section 5.2. Notwithstanding the above, with respect to Covered Participants, Options may not be granted that exceed the maximum number of Shares for which Options may be issued to the Participants hereunder, and canceled Shares shall continue to be counted against the maximum aggregate number of Shares that may be granted pursuant to Awards.

     5.4 Unused Carryover. For purposes of this Plan, "Unused Carryover" means, for any calendar year, the maximum number of shares of Common Stock with respect to which Options and/or Stock Appreciation Rights could have been granted to the Participant under the Plan in the previous calendar year in accordance with this Section 5 (taking into account any Unused Carryover available in such previous calendar year), reduced by the number of shares of Common Stock with respect to which Options and/or Stock Appreciation Rights actually were granted to the Participant in such previous calendar year. If the Participant is not eligible for an Award in a calendar year in accordance with the terms and conditions of the Plan, that calendar year shall be disregarded for purposes of this Section 5.4, and an Unused Carryover shall not be created or increased in that calendar year.

     5.5 Delivery of Shares as Payment. In the event a Participant pays for any Option or other Award granted under the Plan through the delivery of previously acquired Shares, the number of Shares available for Awards under the Plan shall be increased by the number of shares surrendered by the Participant.

     5.6 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Exercise Price and the aggregate number, type and class of Shares for which Awards thereafter may be made shall be subject to adjustment, if any, as the Committee deems appropriate, based on the occurrence of a number of specified and non-specified events. Such specified events are discussed in this Section 5.6, but such discussion is not intended to provide an exhaustive list of such events which may necessitate such adjustments.

In addition, the Committee may treat different Participants and different Awards differently, and may condition any adjustment on the execution of an appropriate waiver and release agreement.

          (a) If the outstanding Shares are increased, decreased or exchanged through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split or other distribution in respect to such Shares, for a different number of Shares or type of securities, or if additional Shares or new or different Shares or other securities are distributed with respect to such Shares, an appropriate and proportionate adjustment shall be made in: (i) the maximum number of Shares available for the Plan as provided in Section 5.1 herein, (ii) the type of shares or other securities available for the Plan, (iii) the number of shares of Stock subject to any then outstanding Awards under the Plan, and
     (iv) the price (including Exercise Price) for each Share (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable.

          (b) In the event other events not specified above in this Section 5.6, such as any extraordinary cash dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event, affect the Common Stock such that an adjustment is necessary to maintain the benefits or potential benefits intended to be provided under this Plan, then the Committee in its discretion may make adjustments to any or all of (i) the number and type of shares which thereafter may be optioned and sold or awarded or made subject to Stock Appreciation Rights under the Plan, (ii) the Exercise Price of any Award made under the Plan thereafter, and (iii) the number and Exercise Price of each Share (or other kind of shares or securities) subject to the then outstanding awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable.

          (c) Any adjustment made by the Committee pursuant to the provisions of this Section 5.6, subject to approval by the Board of Directors, shall be final, binding and conclusive. A notice of such adjustment, including identification of the event causing such an adjustment, the calculation method of such adjustment, and the change in price and the number of shares of Stock, or securities, cash or property purchasable subject to each Award shall be sent to each Participant. No fractional interests shall be issued under the Plan based on such adjustments.

SECTION 6. STOCK OPTIONS

     6.1 Grant of Stock Options. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Options to such Key Employees and other persons as it shall determine. The Committee shall have sole and complete discretion in determining the type of Option granted, the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of the Options, the conditions under which the Option may be terminated and such other provisions as may be warranted to comply with the law or rules of any securities trading system or stock exchange. Each Option grant shall have such specified terms and conditions detailed in an Agreement. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

     6.2 Exercise Price. The Exercise Price per Share covered by an Option shall be determined at the time of grant by the Committee, subject to the limitation that the Exercise Price shall not be less than 100% of Fair Market Value on the Grant Date. However, Options granted upon the assumption of, or in substitution for, options of another company with which the Company participates in an acquisition, separation or similar corporate transaction may be issued at an Exercise Price less than 100% of the Fair Market Value.

     6.3 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which will be specified in the Agreement and need not be the same for each Participant. However, no Option granted under the Plan may be exercisable after the expiration of ten years from the Grant Date.

     6.4 Method of Exercise. Options shall be exercised by the delivery of a written notice from the Participant to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price for the Shares. The Exercise Price shall be payable to the Company in full in cash, or its equivalent, or, to the extent permitted by applicable law and not in violation of any instrument or agreement to which the Company is a party, by delivery of Shares (not subject to any security interest or pledge) valued at Fair Market Value at the time of exercise, or by a combination of the foregoing, or in any other form of payment acceptable to the Committee. The Committee reserves the right to require any Shares delivered by the Participant in full or partial payment of the Exercise Price to be limited to those Shares already owned by the Participant for at least six (6) months. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a Cashless Exercise of the Option. In addition, the Committee may, in its sole discretion, also permit other forms of "cashless exercise," including withholding from the Shares to be otherwise issued that number of Shares needed to pay the Exercise Price. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant stock certificates in an appropriate amount based upon the number of Shares with respect to which the Option is exercised, issued in the Participant's name.

SECTION 7. STOCK APPRECIATION RIGHTS

     7.1 Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant freestanding Stock Appreciation Rights, Stock Appreciation Rights in tandem with an Option, or Stock Appreciation Rights in addition to an Option. Stock Appreciation Rights granted in tandem with an Option or in addition to an Option may be granted at the time the Option is granted or at a later time. No Stock Appreciation Rights granted under the Plan may be exercisable after the expiration of ten years from the Grant Date.

     7.2 Exercise Price. The Exercise Price of each Stock Appreciation Right shall be determined on the Grant Date by the Committee, subject to the limitation that the Exercise Price shall not be less than 100% of Fair Market Value on the Grant Date. However, Stock Appreciation Rights issued upon assumption of, or in substitution for, stock appreciation rights of a company with which the Company participates in an acquisition, separation or similar corporate transaction may be issued at an Exercise Price less than 100% of the Fair Market Value.

     7.3 Exercise. The Participant is entitled to receive an amount equal to the excess of the Fair Market Value over the Exercise Price thereof on the date of exercise of the Stock Appreciation Right.

     7.4 Payment. Payment upon exercise of the Stock Appreciation Right shall be made in the form of cash, Shares, or a combination thereof, as determined in the sole and complete discretion of the Committee. However, if any payment in the form of Shares results in a fractional share, the payment for the fractional share shall be made in cash.

SECTION 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants, and in such amounts and for such duration of the Period of Restriction and/or conditions of removal of restrictions as it shall determine. Participants receiving Restricted Stock and Restricted Stock Units are not required to pay the Company therefor (except for applicable tax withholding).

     8.2 Restricted Stock Agreement. Each Restricted Stock and Restricted Stock Unit grant shall be evidenced by an Agreement that shall specify the Period of Restriction; the conditions which must be satisfied prior to removal of the restriction; the number of Shares of Restricted Stock granted; and such other provisions as the Committee shall determine. The Committee may specify, but is not limited to, the following types of restrictions in the Agreement: (i) restrictions on acceleration or achievement of terms of vesting based on any business or financial goals of the Company, including, but not limited to, absolute or relative increases in total stockholder return, revenues, sales, net income, earnings per share, return on equity, cash flow, operating margin or net worth of the Company, any of its Subsidiaries, divisions or other areas of the Company; and
(ii) any other further restrictions that may be advisable under the law, including requirements set forth by the Exchange Act, the Securities Act, any securities trading system or stock exchange upon which such Shares are listed.

     8.3 Nontransferability. Except as provided in this Section 8 and subject to applicable law, the Shares of Restricted Stock or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock and Restricted Stock Units granted to a Participant under the Plan shall be exercisable only by such Participant or his or her guardian or legal representative.

     8.4 Removal of Restrictions. Except as otherwise noted in this Section 8, Restricted Stock and Restricted Stock Units covered by each Award shall be provided to and become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee. Except as specifically provided in this Section 8, the Committee shall have no authority to reduce or remove the restrictions or to reduce or remove the Period of Restriction without the express consent of the stockholders of the Company. Except where performance-based conditions or restrictions are placed on the grant, or except in the event of the death or disability of the Participant, or a Change in Control of the Company, the minimum Period of Restriction shall be three (3) years, which Period of Restriction would permit the removal of restrictions on no more than one-third
( 1/3) of the Restricted Stock or Restricted Stock Units at the end of the first year following the Grant Date, and the removal of the restrictions on an additional one-third ( 1/3) at the end of each subsequent year. Except in the event of the death or disability of the Participant, or a Change in Control of the Company, no restrictions may be removed from Restricted Stock or Restricted Stock Units during the first year following the Grant Date. If there are performance-based conditions placed on the grant of Restricted Stock or Restricted Stock Units, the total Period of Restriction shall be no less than one (1) year from the Grant Date. The foregoing limitations notwithstanding, the Committee in its sole discretion may reduce or remove the restrictions or reduce or remove the Period of Restriction with respect to Restricted Stock or Restricted Stock Units upon assumption of, or in substitution for, restricted stock or restricted stock units of a company with which the Company participates in an acquisition, separation, or similar corporate transaction.

     8.5 Voting Rights. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those Shares.

     8.6 Dividends and Other Distributions. During the Period of Restriction, Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed.

SECTION 9. PERFORMANCE AWARDS

     9.1 Grant of Performance Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Performance Awards in the form of either Performance Units or Performance Shares to Participants subject to such Performance Goals and Performance Period as it shall determine. The Committee shall have complete discretion in determining the number and value of Performance Units or Performance Shares granted to each Participant. Participants receiving Performance Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

     9.2 Value of Performance Awards. The Committee shall determine the number and value of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set Performance Goals in its discretion for each Participant who is granted a Performance Award. The extent to which such Performance Goals are met will determine the value of the Performance

Unit or Performance Share to the Participant. Such Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary which employs him or her, may be based on the division which employs him or her, may be based on the performance of the Company generally, or a combination of the foregoing. The Performance Goals may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The terms and conditions of each Performance Award will be set forth in an Agreement. Except as specifically provided herein, including, without limitation, Section 14.13, the Committee shall have no authority to reduce or remove the Performance Goals or Performance Period without the express consent of the stockholders of the Company. Furthermore, except in the case of the Participant's death or disability, or a Change of Control of the Company, no Performance Unit or Performance Award shall become vested or payable less than one (1) year after its grant.

     9.3 Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the Performance Goals established by the Committee and set forth in the Agreement have been satisfied.

     9.4 Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Award shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made as prescribed by the Committee.

SECTION 10. BONUS STOCK

     Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may award Shares of Bonus Stock to Participants without cash consideration. The Committee shall determine and indicate in the relevant Agreement restrictions which shall apply to such Bonus Stock, which shall provide for vesting periods and/or periods of restriction which shall be not less stringent than those as contained in Section 8.4 with respect to awards of Restricted Stock and Restricted Stock Units. In addition, such Shares shall be subject to at least the following restrictions:

          (a) No Shares of Bonus Stock may be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated if such Shares are subject to restrictions which have not lapsed or have not been vested.

          (b) If any condition of vesting of the Shares of Bonus Stock are not met, all such Shares subject to such vesting shall be delivered to the Company and canceled (in a manner determined by the Committee) within 60 days of the failure to meet such condition without any payment from the Company.

     Except as specifically provided herein, including, without limitation,
Section 14.13, the Committee shall have no authority to reduce or remove any restrictions or limitations on Bonus Stock without the express consent of the stockholders of the Company.

SECTION 11. OTHER STOCK UNIT AWARDS

     11.1 Grant of Other Stock Unit Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may issue to Participants, either alone or in addition to other Awards made under the Plan, Other Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock or other securities. The Committee, in its sole and complete discretion, may determine that an Award, either in the form of an Other Stock Unit Award under this
Section 11 or as an Award granted pursuant to Sections 6 through 10, may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award. Subject to the provisions of the Plan, the Committee in its sole and complete discretion shall determine the terms, restrictions, conditions, vesting requirements, and payment rules (all of which are sometimes hereinafter collectively referred to as "Rules") of the Award. The Agreement shall specify the Rules of each Award as determined by the Committee. However, each Other Stock Unit Award need not be subject to identical Rules.

     11.2 Rules. The Committee, in its sole and complete discretion, may grant an Other Stock Unit Award subject to the following Rules:

          (a) Common Stock or other securities issued pursuant to Other Stock Unit Awards may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated by a Participant until the expiration of at least six months from the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant or a Change in Control of the Company. All rights with respect to such Other Stock Unit Awards granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

          (b) Other Stock Unit Awards may require the payment of cash consideration by the Participant upon receipt of the Award or provide that the Award, and any Common Stock or other securities issued in conjunction with the Award be delivered without the payment of cash consideration.

          (c) The Committee, in its sole and complete discretion, may establish certain Performance Criteria that may relate in whole or in part to receipt of the Other Stock Unit Awards.

          (d) Other Stock Unit Awards may be subject to a deferred payment schedule. Furthermore, all Other Stock Unit Awards granted under the Plan shall be subject to vesting periods and/or periods of restriction which are not less stringent than those as specified in Section 8.4 with respect to awards of Restricted Stock and Restricted Stock Units.

          (e) The Committee, in its sole and complete discretion, as a result of certain circumstances, including, without limitation, the assumption of, or substitution of stock unit awards of a company with which the Company participates in an acquisition, separation, or similar corporate transaction, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on an Other Stock Unit Award at the time of grant.

          (f) Except as specifically provided herein, including, without limitation, Sections 11(e) and 14.13, the Committee shall have no authority to reduce or remove any Performance Criteria, vesting schedule, or other restriction or condition imposed on or Other Stock Unit Award without the express consent of the stockholders of the Company.

SECTION 12. SPECIAL PROVISIONS APPLICABLE TO COVERED PARTICIPANTS

     Awards subject to Performance Criteria paid to Covered Participants under this Plan shall be governed by the conditions of this Section 12 in addition to the requirements of Sections 8, 9, 10 and 11 above. Should conditions set forth under this Section 12 conflict with the requirements of Sections 8, 9, 10 and 11, the conditions of this Section 12 shall prevail.

          (a) All Performance Measures relating to Covered Participants for a relevant Performance Period shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m). Performance Measures may include alternative and multiple Performance Measures and may be based on one or more business criteria. In establishing Performance Measures, the Committee shall consider one or more of the following business or financial goals of the Company: absolute or relative increases in total stockholder return, economic value added, return on capital employed, revenues, sales, net income, return on equity, cash flow, operating margin or net worth of the Company, any of its Subsidiaries, divisions or other areas of the Company.

          (b) The Performance Measures must be substantially uncertain of attainment at the time established, must be objective and must satisfy third party "objectivity" standards under Section 162(m).

          (c) The Performance Measures shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

          (d) The Award and payment of any Award under this Plan to a Covered Participant with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Measures that are applicable to such Covered Participant. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Measures relating to the Award are satisfied. Approved minutes of the Committee may be used for this purpose.

          (e) The maximum Award that may be paid to any Covered Participant under the Plan pursuant to Sections 9, 10 and 11 for any Performance Period is the lesser of $1 Million or 100 percent of the Covered Participant's annual base salary as of the first day of that Performance Period. The maximum number of Shares subject to Options, Stock Appreciation Rights or Restricted Stock granted to any Covered Participant for any fiscal year shall be the number of shares determined pursuant to Section 5.2(b).

          (f) All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purpose of this Section 12.

SECTION 13. DEFERRED ELECTIONS/TAX REIMBURSEMENTS

     The Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn-out, or settlement of any Award made under the Plan. If such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Committee may also provide in the relevant Agreement for a tax reimbursement cash payment to be made by the Company in favor of any Participant in connection with the tax consequences resulting from the grant, exercise, settlement or earn-out of any Award made under the Plan.

SECTION 14. GENERAL PROVISIONS

     14.1  Plan Term.

     The Plan terminates December 31, 2006; however, all Awards made prior to, and outstanding on such date, shall remain valid in accordance with their terms and conditions.

     14.2 Withholding. The Company shall have the right to deduct or withhold, or require a Participant or Permitted Transferee to remit to the Company, any taxes required by law to be withheld from Awards. In the event an Award is paid in the form of Common Stock, the Committee may require the Participant or Permitted Transferee to remit to the Company the amount of any taxes required to be withheld from such payment in Common Stock, or, in lieu thereof, the Company may withhold from the number of Shares otherwise to be issued (or the Participant or Permitted Transferee, with respect to Stock already owned by such Participant or Permitted Transferee (which the Committee may require to have been held for at least six (6) months), may be provided the opportunity to elect to tender) the number of shares of Common Stock equal in Fair Market Value to the amount required to be withheld.

     14.3 Awards. Each Award shall be evidenced in a corresponding Agreement provided in writing to the Participant, which shall specify the terms, conditions and any Rules applicable to the Award, including but not limited to the effect of a Change in Control, or death, Disability, Divestiture, Early Retirement, Normal Retirement or other termination of employment of the Participant on the Award. Each Permitted Transferee, along with the transferor, of a Non-Qualified Stock Option transferred in accordance with the provisions of
Section 14.4 shall enter into a Stock Option Transfer Agreement with the Company in a form specified by the Committee.

     14.4 Nontransferability. No Award and no rights or interests therein may be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated, except (i) by testamentary disposition by the Participant or the laws of descent and distribution or, except in the case of an ISO, by a qualified domestic relations order; and (ii) in the case of Nonqualified Stock Options, transfers made with the prior approval of the Committee and on such terms and conditions as the Committee in its sole discretion shall approve, to (a) the spouse, child, step-child, grandchild or step-grandchild of the Participant (an "Immediate Family Member"),
(b) a trust the beneficiaries of which do not include persons other than the Participant and Immediate Family Members; (c) a partnership (either general or limited) the partners of which do not include persons other than the Participant and Immediate Family Members (or a corporation the shareholders of which do not include persons other than the Participant and Immediate Family Members); (d) a corporation the shareholders of which do not include persons other than the Participant and Immediate Family Members; or (e) any other transferee that is approved by the Committee in its sole discretion (each a Permitted Transferee); provided, however, that, without the prior approval of the Committee, no Permitted Transferee shall further transfer a Nonqualified Stock Option, other than by testamentary disposition or the laws of descent and distribution, either directly or indirectly, including, without limitation, by reason of the dissolution of, or a change in the beneficiaries of, a Permitted Transferee that is a trust, the sale, merger, consolidation, dissolution, or liquidation of a Permitted Transferee that is a partnership (or the sale of all or any portion of the partnership interests therein), or the sale, merger, consolidation, dissolution or liquidation of a Permitted Transferee that is a corporation (or the sale of all or any portion of the stock thereof). Further, no right or interest of any Participant in an Award may be assigned in satisfaction of any lien, obligation, or liability of the Participant.

     14.5 No Right to Employment. No granting of an Award shall be constituted as a right to employment with the Company.

     14.6 Rights as Stockholder. Subject to the Award provisions, no Participant or Designated Beneficiary shall be deemed a stockholder of the Company nor have any rights as such with respect to any Shares to be provided under the Plan until he or she has become the holder of such Shares. Notwithstanding the aforementioned, with respect to Stock granted as Restricted Stock, Performance Shares, Bonus Stock or Other Stock Unit Awards under this Plan, the Participant or Designated Beneficiary of such Award shall be deemed the owner of such Shares provided herein. As such, unless contrary to the provisions herein or in any such related Agreement, such stockholder shall be entitled to full voting, dividend and distribution rights as provided any other Company stockholder for as long as the Participant continues to be deemed the owner of such stock.

     14.7 Construction of the Plan. The Plan, and its rules, rights, agreements and regulations, shall be governed, construed, interpreted and administered solely in accordance with the laws of the state of Delaware. In the event any provision of the Plan shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or the Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof.

     14.8 Amendment of the Plan. The Committee or Board of Directors may amend, suspend, or terminate the Plan or any portion thereof at any time, provided such amendment is made with stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval which is a requirement for exemptive relief under Section 16(b) of the Exchange Act or which is a requirement for the performance-based compensation exception under Section 162(m). The Committee in its sole discretion may amend the Plan so as to conform with local rules and regulations subject to any provisions to the contrary specified herein.

     14.9 Amendment of Award. In its sole and complete discretion, the Committee may at any time amend any Award for the following reasons: (i) additions and/or changes to the Code, any federal or state securities law, or other law or regulations applicable to the Award, are made, and such additions and/or changes have some effect on the Award; or (ii) any other event not described in clause (i) occurs and the Participant gives his or her consent to such amendment, provided however, except for capital adjustments described in
Section 5.8, the Committee may not reduce the Exercise Price of an Award.

     14.10 Exemption from Computation of Compensation for Other Purposes. By acceptance of an applicable Award, subject to the conditions of such Award, each Participant shall be considered in agreement that all Shares sold or awarded and all Options granted under this Plan shall be considered special incentive compensation and will be exempt from inclusion as "wages" or "salary" in pension, retirement, life insurance, and other employee benefits arrangements of the Company, except as determined otherwise by the Company. In addition, each Designated Beneficiary of a deceased Participant shall be in agreement that all such Awards will be exempt from inclusion in "wages" or "salary" for purposes of calculating benefits of any life insurance coverage sponsored by the Company.

     14.11 Legend. In its sole and complete discretion, the Committee may elect to legend certificates representing Shares sold or awarded under the Plan, to make appropriate references to the restrictions imposed on such shares.

     14.12  Certain Participants.  All Agreements for Participants subject to
Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b-3. All performance-based Awards shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m) unless the Committee in its discretion determines that any such Award to a Covered Participant is not intended to qualify for the exemption for performance-based compensation under Section 162(m).

     14.13 Change in Control. In the event of a Change in Control, the Committee is permitted to accelerate the payment or vesting and release any restrictions on any Awards.

     14.14 Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel to the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Any certificates for shares of the Restricted Stock and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Stock and/or other Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation, or other requirement of any governmental authority or agency shall require the Company, any Affiliate, or any Participant (or any estate, designated beneficiary, or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to
Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                                                      APPENDIX C

                           BEVERLY ENTERPRISES, INC.
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

             (AS AMENDED AND RESTATED EFFECTIVE AS OF JUNE 1, 2001)

                                   ARTICLE I.

                                    PURPOSE

     1.1 Purpose. The purpose of the Plan is to build a proprietary interest among the Company's Non-Employee Directors and thereby secure for the Company's shareholders the benefits associated with common stock ownership by those who will oversee the Company's future growth and success.

                                  ARTICLE II.

                          DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. Whenever used as a capitalized term in the Plan, the following terms shall have the respective meanings set forth below, unless otherwise expressly provided:

          (a) "Affiliate" means "affiliate" as defined in Rule 12b-2 under the Exchange Act.

          (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

          (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

          (d) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

             (1) Any Person, corporation or other entity or group becomes the Beneficial Owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of members of the Board; or

             (2) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were members of the Board before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

             (3) If at any time (A) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (C) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or
        (D) the Company shall sell or otherwise transfer 50 percent or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons; provided, however, that notwithstanding anything to the contrary set forth in such plan a Change in Control shall not include either (a) the Distribution or Merger, or
        (b) any transfer to a consolidated subsidiary, reorganization, spin-off, split-up, distribution, or other similar or related transaction(s) or any combination of the foregoing in which the core business and assets of the Company and its subsidiaries (taken as a whole) are transferred to another entity ("Controlled") with respect to which (1) the majority of the Board of Directors of the Company (as constituted immediately prior to such transaction(s)) also serve as directors of Controlled and immediately after such transaction(s) constitute a majority of Con-trolled's board of directors, and (2) more than 70% of the shareholders of the Company (immediately prior to such transaction(s)) become shareholders or other owners of Controlled and immediately after the transaction(s) control more than 70% of the ownership and voting rights of Controlled.

          (e) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder, as the same may be amended from time to time.

          (f) "Common Stock" means the common stock of the Company.

          (g) "Company" means Beverly Enterprises, Inc., f/k/a New Beverly Holdings, Inc., or any successor thereto.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (i) "Fair Market Value" means, on any given date, the closing price of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if no shares of Common Stock were traded on such Exchange, all as reported by such source as the Board may select. As to Options granted to Participants in connection with the assumption of Options previously granted by Beverly Enterprises, Inc. (BEI) pursuant to the Employee Benefit Matters Agreement dated April 15, 1997 among BEI, the NBHI and Capstone, Fair Market Value shall have the definition contained therein.

          (j) "Grant Date" means June 1 of each calendar year during the period this Plan remains in effect. The first "Grant Date" under the Plan was June 1, 1998.

          (k) "Non-Employee Director" means an individual who is a member of the Board and who is not an employee of the Company or any Subsidiary or Affiliate thereof.

          (l) "Option" means an option granted under this Plan to purchase a share or shares of Common Stock.

          (m) "Participant" means a Non-Employee Director to whom an Option has been granted under this Plan.

          (n) "Person" means "person" as deemed in Section 3(a)(9) of the Exchange Act and as used in 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d)(3) of the Exchange Act.

          (o) "Plan" means the "Beverly Enterprises, Inc. Non-Employee Directors' Stock Option Plan" as set forth in this document, and as the same may be amended from time to time.

          (p) "Subsidiary" means a corporation at least 50 percent of the combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

          (q) "Vesting Date" means, with respect to any Options granted under the Plan, the next June 1 following the date of such grant. The first Vesting Date under the Plan was June 1, 1999.

     2.2 Gender and Number; Headings. Except when otherwise indicated by the context, any masculine terminology when used in this Plan shall also include the feminine gender, and the definition of any term in the singular shall also include the plural, Headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

                                  ARTICLE III.

                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility; Participation. Each Non-Employee Director shall be eligible to participate under this Plan and to receive a grant of an Option in accordance with the provisions of this Plan.

     3.2 Grant of Stock Options. On and after June 1, 2001, each Non-Employee Director shall automatically be granted an Option to Purchase 11,000 shares of Common Stock as of the initial Grant Date applicable to such Non-Employee Director, and shall automatically be granted an Option to purchase an additional 11,000 shares of Common Stock as of each Grant Date subsequent to the initial Grant Date applicable to such Non-Employee Director and during the term of this Plan, with each such subsequent grant being effective as of the applicable Grant Date. To be eligible to receive such an Option grant with respect to any such Grant Date, the Non-Employee Director must be a Non-Employee Director on such Grant Date. All Options granted under this Section 3.2 shall be subject to the Common Stock availability provisions of Section 4.1.

     3.3  Initial Grant for Participants Newly Elected Outside of a Grant
Date. On and after June 1, 2001, if an individual first becomes a Non-Employee Director on other than a Grant Date, he shall receive an initial grant of an Option to purchase a number of whole shares of Common Stock equal to 11,000 multiplied by a fraction, the numerator of which shall be the number of full calendar months remaining until the next succeeding Grant Date, and the denominator of which is twelve (12). Such options shall vest on such next succeeding Grant Date.

                                  ARTICLE IV.

                             COMMON STOCK AVAILABLE

     4.1 In General. Subject to adjustment as provided in Section 4.2, an aggregate of 450,000 shares of Common Stock shall be available for grant and issuance pursuant to the provisions of this Plan. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an Option shall expire or terminate for any reason without having been exercised in whole or in part, the unpurchased shares of Common Stock subject to such Option shall again be available for subsequent Option grants under the Plan.

     4.2 Adjustment in Event of Changes in Capitalization. In the event of a stock dividend, stock split, or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 4.1, to the end that the proportionate interest of the Participant or eligible Non-Employee Director shall be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share. Automatic adjustment shall also be made in the number and kind of shares subject to Options subsequently granted under Article III of the Plan.

                                   ARTICLE V.

                     TERMS AND CONDITIONS OF STOCK OPTIONS

     5.1  Exercise of Stock Options.

          (a) Option Exercisability. Each Option granted under the Plan shall be exercisable on or after the Vesting Date applicable to such Option, subject to the provisions of Section 5.1(b) and (c).

          (b) Immediate Vesting for Death, Disability, and Change of Control. Notwithstanding the provisions of Section 5.1(a), an Option granted to any Participant shall become immediately exercisable in full upon the first to occur of --

             (1) The death of the Participant, in which case the Option may be exercised by the Participant's executor or administrator, or if not so exercised, by the legatees or distributees of his or her estate or by such other person or persons to whom the Participant's rights under the Option shall pass by will or by the applicable laws of descent and distribution;

             (2) Such time as the Participant ceases to be a member of the Board by reason of his or her disability; and

             (3) Change in Control.

          (c) Termination Other than Death or Disability. In the event the Participant ceases to be a Non-Employee Director of the Company for any reason other than death or disability when no Change of Control has occurred, and such termination occurs prior to the time an Option granted to such Participant has become exercisable, such Option shall terminate with respect to the shares as to which the Option is not then exercisable and all rights of the Participant to such shares shall terminate without further obligation on the part of the Company. As regards any Option which is exercisable by the Participant at such time, such Participant must exercise such Option within 90 days following the date the Participant so ceased to be a Non-Employee Director, and, any such Option remaining unexercised as of the close of such period shall expire.

     5.2 Exercise Price. The exercise price of an Option for a share of Common Stock shall be 100 percent of the Fair Market Value of such Common Stock on the Grant Date relating to such Option. However, Options granted on the assumption of, or in substitution for, options of another company with which the Company participates in an acquisition, separation or similar corporate transaction may be issued at an exercise price less than 100% of Fair Market Value.

     5.3  Expiration of Options.

          (a) In General. An Option shall expire ten years from the date such Option was granted, unless terminated earlier in accordance with the Plan.

          (b) Death or Disability of Participant. In the event a Participant ceases to be a Non-Employee Director of the Company by reason of death or disability, including without limitation in the event that a Participant dies after ceasing to be a member of the Board by reason of disability, any Option granted to such Participant hereunder that has not been fully exercised at the time of the Participant's death may be exercised at any time within the greater of

             (1) one year after the date of death or disability, or --

             (2) in the event any Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased Participant, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

     5.4  Exercise and Payment of Exercise Price.

          (a) Number of Shares. Subject to the terms and conditions of the Plan, an Option shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares; provided, however, that there shall be no such exercise at any one time as to fewer than 100 shares or all or the remaining shares then purchasable by the person or persons exercising the Option, if fewer than 100 shares.

          (b) Payment Methods.  An Option may be paid for by --

             (1) delivery of cash or a check payable to the order of the Company in an amount equal to the exercise price of such Option, or

             (2) by delivery to the Company of shares of Common Stock of the Company already owned by the Participant for more than six months and having a Fair Market Value equal in amount to the exercise price of the Option being exercised, provided that such method is consistent with applicable tax and securities laws and is not contrary to any restriction on the Company's purchase of its own shares, or

             (3) by any combination of such methods of payment.

     5.5 Rights as a Shareholder. Except as specifically provided by the Plan, the grant of an Option shall not give a Participant rights as a shareholder; and the Participant will obtain such rights only upon actual receipt of Common Stock.

     5.6 Documentation of Option Grants. Option grants shall be evidenced by written instruments prescribed by the Board from time to time. The instruments may be in the form of agreements to be executed by both the Participant and the Company or certificates, letters or similar instruments, which need not be executed by the Participant, but acceptance of which will evidence agreement to the terms of the grant.

     5.7 Nontransferability of Options. No Option granted under the Plan shall be assignable or transferable by the Participant to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" ("QDRO") as defined under Section 414(p) of the Code. Any such attempted assignment or transfer in violation of this Section 5.7 shall be null and void. During the life of the Participant, the Option shall be exercisable only by such person or an alternate payee under a QDRO, or, in the event of incapacity, by the person or person properly appointed to act on his or her behalf.

                                  ARTICLE VI.

                             REGULATORY COMPLIANCE

     6.1 Issuance or Delivery of Shares. The issuance or delivery of any shares of Common Stock subject to exercisable Options may be postponed by the Board for such period as may be required to comply with any applicable requirements under the Federal or applicable state securities laws, any applicable listing requirements of any national securities exchange, or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any such shares if, in the opinion of Company's counsel, the issuance or delivery thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

                                  ARTICLE VII.

                                 ADMINISTRATION

     7.1 Plan Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority within the limitations described herein to prescribe the form of the agreement embodying grants of Options. The Board shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may from time to time delegate certain of its administrative responsibilities under the Plan to Company personnel or to a committee. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done other than by such member's own willful misconduct or as expressly provided by statute.

     7.2 Indemnification and Exculpation. The members of the Board, its agents, and officers and employees of the Company shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company's written approval) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.

                                 ARTICLE VIII.

                           AMENDMENT AND TERMINATION

     8.1 Amendment. The Board shall have the right to amend or modify the Plan in full or in part at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall --

          (a) affect any right or obligation with respect to any Option grant theretofore made, or

          (b) unless previously approved by the shareholders of the Company, where such approval is necessary to satisfy then applicable requirements of Federal securities laws, the Code, or rules of any stock exchange on which the Company's Common Stock is listed --

             (1) in any manner materially affect the eligibility requirements set forth in Sections 3.1 and 3.2,

             (2) materially increase the number of shares of Common Stock available for or subject to Options, or

             (3) materially increase the benefits to Participants under the Plan.

     8.2  Termination.

          (a) In General. The Board shall have the right to terminate the Plan at any time; provided, however, that Options which are granted on or before the termination date shall remain exercisable in accordance with their respective terms after the termination of the Plan.

          (b) Termination Date. Unless terminated earlier by the Board, the Plan shall terminate on December 31, 2007; provided, however, that Options which are granted on or before such date shall remain exercisable in accordance with their respective terms after the termination of the Plan.

                                  ARTICLE IX.

                                 MISCELLANEOUS

     9.1 Regulatory Approval. The Company's obligation to issue and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or delivery of Common Stock.

     9.2 No Right to Reelection. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Non-Employee Director for reelection by the Company's shareholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

     9.3 Severability. In the event any provision of this Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in this Plan.

     9.4 Status Under ERISA. This Plan is not maintained as and is not intended to be an "employee benefit plan" under the Employee Retirement Income Security Act of 1974, as amended.

     9.5 Applicable Law. The Plan shall be governed by, construed, and administered in accordance with the laws of the State of Delaware, except to the extent such laws are preempted by the laws of the United States.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL PROPOSALS.

1. ELECTION OF DIRECTORS    FOR all nominees           [ ]      WITHHOLD AUTHORITY to vote     [ ]     *EXCEPTIONS  [ ]
                            listed below                        for all nominees listed below

Nominees: Beryl F. Anthony, Jr., David R. Banks, Harris Diamond, William R. Floyd, James R. Greene, Edith E. Holiday, James W. McLane, Marilyn R. Seymann, Ph.D.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions
           --------------------------------------------------------------------

If any nominee named above declines or is unable to serve as a director, the persons named as proxies, and each of them shall have full discretion to vote for any other person who may be nominated.

2. APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 2001.

FOR   [ ]    AGAINST   [ ]     ABSTAIN   [ ]

3. AMEND THE 1997 LONG-TERM INCENTIVE PLAN.

FOR   [ ]    AGAINST   [ ]     ABSTAIN   [ ]

4. AMEND THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

FOR   [ ]    AGAINST   [ ]     ABSTAIN   [ ]



                                    Change of Address and
                                    or Comments Mark Here        [ ]

                                    NOTE: Please sign exactly as name appears on this Proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in part-nership name by authorized person.

                                    Dated:                         , 2001
                                          -------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                             Signature of Stockholder(s)
                                    Please sign, date and return today in the enclosed envelope. This Proxy will not be used if you attend the meeting in person and so request.

                                    VOTES MUST BE INDICATED
                                    (X) IN BLACK OR BLUE INK.    [X]

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

================================================================================

                            BEVERLY ENTERPRISES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Douglas J.Babb, and William R.Floyd, each of them, as proxies,each with the power to appoint his substitute,to represent and to vote as designated below,all the shares of common stock of Beverly Enterprises,Inc.held of record by the undersigned on March 31,2001 at the Annual Meeting of Stockholders to be held on May 24,2001 and any and all adjournments or postponements thereof.

     In their discretion,the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.This Proxy when properly executed will be voted in the manner directed herein by the undersigned.If no specifica- tion is made,the Proxy will be voted FOR the election of the directors named in the Proxy Statement; FOR the appointment of Ernst &Young LLP as independent auditors for 2001;FOR the amend- ment to the 1997 Long-Term Incentive Plan;and FOR the amendment to the Non-Employee Directors Stock Option Plan.

                     (Continued and to be signed and dated on the reverse side.)



                                                       BEVERLY ENTERPRISES, INC.
                                                       P.O. BOX 11358
                                                       NEW YORK, N.Y. 10203-0358